ANNUAL
REPORT

John Hancock
Declaration Trust

12.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



TABLE OF
CONTENTS

SECTOR FUNDS

V.A. Financial Industries Fund

Chairman's Message                               3
Portfolio Manager Commentary                     4
Fund's Investments                               6
Financial Statements                             7
Notes to Financial Statements                    9

V.A. Technology Fund

Chairman's Message                               3
Portfolio Manager Commentary                     4
Fund's Investments                               6
Financial Statements                             8
Notes to Financial Statements                   10

EQUITY FUNDS

V.A. Relative Value Fund

Chairman's Message                               3
Portfolio Manager Commentary                     4
Fund's Investments                               6
Financial Statements                             7
Notes to Financial Statements                    9

V.A. Sovereign Investors Fund

Chairman's Message                               3
Portfolio Manager Commentary                     4
Fund's Investments                               6
Financial Statements                             8
Notes to Financial Statements                   10

INCOME FUND

V.A. Strategic Income Fund

Chairman's Message                               3
Portfolio Manager Commentary                     4
Fund's Investments                               6
Financial Statements                            12
Notes to Financial Statements                   14



ANNUAL
REPORT

John Hancock

V.A. Financial Industries Fund

A series of John Hancock Declaration Trust

12.31.01


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen R. Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss, thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy will rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Financial Statements
page 6



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS C. GOGGINS AND THOMAS M. FINUCANE, PORTFOLIO MANAGERS

John Hancock V.A. Financial Industries Fund

MANAGERS'
REPORT

[A photo of James K. Schmidt, Team leader, flush right next to first paragraph.]

On December 14, 2001, John Hancock V.A. Regional Bank Fund merged into John Hancock V.A. Financial Industries Fund.

The stock market took a beating over the last 12 months, shaken by a rapidly declining economy and a steady stream of earnings disappointments. Even the aggressive string of 11 interest-rate cuts by the Federal Reserve throughout 2001 was not enough to spark an economic recovery, compounded by the events of September 11 that pushed the already fragile economy over the edge into a recession. A strong fourth quarter stock-market rally helped narrow the losses, but still the major indexes wound up losing ground, with the Standard & Poor's 500 Index returning -11.88% for the year ending December 31, 2001.

Financial stocks held up better than the market as a whole, but performance varied widely within the sector. Financial companies whose businesses were connected to the equity market -- including brokers, asset managers and banks engaged in investment banking and trading -- were hard hit for most of the year by the market's downturn. They ended on a positive note, however, rebounding along with the market in the fourth quarter. Financial institutions that had more sensitivity to falling interest rates turned in excellent results, since their earnings held up better than most market segments and they were undervalued as the year began.

FUND PERFORMANCE

For the year ended December 31, 2001, John Hancock V.A. Financial Industries Fund posted a total return of -17.51% at net asset value, compared with the -4.14% return of the average open-end financial services fund and the -21.29% return of the average variable annuity specialty/miscellaneous fund, according to Lipper, Inc.

LARGE CAPS, BROKERS, MARKET-SENSITIVE BANKS HURT

Several factors accounted for the Fund's relative underperformance. In a year that favored small stocks over large and stocks with cheaper valuations, the Fund owned a significant number of the larger-cap financial companies with the highest price-to-earnings ratios that got particularly hard hit, including top holdings Citigroup, American
Express and American International Group (AIG).

Our emphasis on brokerage stocks such as Charles Schwab, Merrill Lynch, Morgan Stanley Dean Witter and J.P. Morgan Chase also hurt, as the declining market caused a sharp slowdown in trading, IPO, merger and acquisitions activity. Although we cut our brokerage stake midway through the year, we did not do so aggressively, because we still believed, incorrectly as it turned out, that the Fed's rate cuts would spark a rebound in the equity and capital markets in the second half of 2001. For now, we are keeping our emphasis on the institutional side of the brokerage business, holding stocks like Goldman Sachs, because the trading volume there has remained high, and because we believe the investment banking business will come back more quickly than the retail side.

[Table at bottom right hand column entitled "Top five stock holdings." The first listing is Fifth Third Bancorp 5.0%, the second is Citigroup 4.9%, the third American International Group 4.6%, the fourth Fannie Mae 4.6% and the fifth Wells Fargo 4.4%. A note below the table reads "As a percentage of net assets on 12-31-01."]

Our exposure to market-sensitive banks involved in higher-growth, fee-based businesses -- such as brokerage, investment management and mutual fund processing - also hurt performance. These included The Bank of New York, Northern Trust and State Street. We also were underweighted in the more rate sensitive savings and loans and smaller banks, so we missed much of the rally in those stocks, as their fundamentals improved with falling rates and investors liked their cheap valuations.

INSURANCE: FOCUS ON PROPERTY AND CASUALTY

Insurance stocks produced mixed results during the year. Life insurance companies suffered in the turbulent equity market environment, which took a toll on variable annuity sales and life company earnings. On the other hand, property and casualty companies benefited from an improved pricing environment. After a brief downturn following the events of September 11, the property and casualty stocks rebounded as it became clear that the industry was equipped to handle the cost of September 11 claims. In this group, we are emphasizing the highest quality, most financially stable names, since we believe they will benefit from a "flight to quality."

FINANCE COMPANIES BOOSTED, THEN CUT

In the first half of the year, we boosted our stake in finance companies that benefit from falling rates, including Fannie Mae and Household International, and they were among our top performers early on. But as the year progressed and the economy continued to sour, we took profits and scaled back our holdings, especially in credit card companies, which could be harmed by an economy in recession. As a result, we missed the substantial decline of former holdings Providian and NextCard. We kept only dominant credit-card players, such as MBNA, and also held on to Fannie Mae, which has strong earnings visibility.

A LOOK AHEAD

We think that the recession we experienced in the latter part of 2001 was ending around year end. The economy should gather strength during 2002, providing the impetus for better stock market performance and better earnings comparisons. Although problem loans will continue to increase at some banks, we have minimized our exposure by owning banks that have been conservative lenders and that have sound loan review policies. It is a good time to look at market-sensitive companies since these companies should recover as the market environment improves.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.



A LOOK AT
PERFORMANCE

For the year ended 12-31-01

Cumulative total returns
One year                        -17.51%
Since inception (4-30-97)        55.68%

Average annual total returns
One year                        -17.51%
Since inception (4-30-97)         9.94%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

John Hancock V.A. Financial Industries Fund
4-30-97 -- 12-31-01

Line chart with the heading John Hancock V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $15,568 as of December 31, 2001. The second line represents the Standard & Poor's 500 Index and is equal to $15,280 as of December 31, 2001.

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-01

SHARES    ISSUER                                                                                           VALUE
COMMON STOCKS 97.27%                                                                                 $86,489,139
(Cost $84,511,640)

Banks -- Foreign 2.50%                                                                                $2,219,117
 26,000   Credit Suisse Group (Switzerland)                                                            1,108,715
 22,000   UBS AG (Switzerland)                                                                         1,110,402

Banks -- Midwest 5.09%                                                                                 4,527,065
 72,342   Fifth Third Bancorp                                                                          4,436,735
  1,500   Northern Trust Corp.                                                                            90,330

Banks -- Money Center 11.29%                                                                          10,036,640
 57,500   Bank of America Corp.                                                                        3,619,625
 87,000   Citigroup, Inc.                                                                              4,391,760
 44,500   J.P. Morgan Chase & Co.                                                                      1,617,575
 13,000   Wachovia Corp.                                                                                 407,680

Banks -- Northeast 4.28%                                                                               3,801,611
  3,812   Chittenden Corp.                                                                               105,211
  1,500   M & T Bank Corp.                                                                               109,275
 65,500   State Street Corp.                                                                           3,422,375
  5,000   Valley National Bancorp.                                                                       164,750

Banks -- Southeast 3.54%                                                                               3,146,574
 80,900   BB&T Corp.                                                                                   2,921,299
  3,000   National Commerce Financial Corp.                                                               75,900
  2,500   SouthTrust Corp.                                                                                61,675
  2,000   Whitney Holding Corp.                                                                           87,700

Banks -- Southwest 0.37%                                                                                 332,000
  2,500   BancFirst Corp.                                                                                 86,750
  5,000   Southwest Bancorp. of Texas, Inc.*                                                             151,350
  7,500   Sterling Bancshares, Inc.                                                                       93,900

Banks -- Superregional 18.07%                                                                         16,074,119
 68,000   Bank of New York Co., Inc. (The)                                                             2,774,400
 11,500   Bank One Corp.                                                                                 449,075
  1,000   Comerica, Inc.                                                                                  57,300
  2,000   Charter One Financial, Inc.                                                                     54,300
 78,036   FleetBoston Financial Corp.                                                                  2,848,314
 76,500   Mellon Financial Corp.                                                                       2,877,930
 36,000   PNC Financial Services Group.                                                                2,023,200
  6,500   SunTrust Banks, Inc.                                                                           407,550
 17,500   U.S. Bancorp                                                                                   366,275
 10,000   Washington Mutual, Inc.                                                                        327,000
 89,500   Wells Fargo & Co.                                                                            3,888,775

Banks -- West 0.24%                                                                                      210,320
  4,000   Zions Bancorp.                                                                                 210,320

Broker Services 11.54%                                                                                10,266,936
 34,700   Goldman Sachs Group, Inc.                                                                    3,218,425
 47,000   Legg Mason, Inc.                                                                             2,349,060
 45,500   Merrill Lynch & Co., Inc.                                                                    2,371,460
  6,750   Morgan Stanley Dean Witter & Co.                                                               377,595
126,076   Schwab (Charles) Corp. (The)                                                                 1,950,396

Diversified Operations 5.04%                                                                           4,480,590
 65,500   General Electric Co.                                                                         2,625,240
 31,500   Tyco International Ltd.                                                                      1,855,350

Finance -- Consumer Loans 5.78%                                                                        5,137,480
 50,000   Household International, Inc.                                                                2,897,000
 63,650   MBNA Corp.                                                                                   2,240,480

Finance -- Investment Management 2.09%                                                                 1,860,559
129,000   Amvescap Plc (United Kingdom)                                                                1,860,559

Finance -- Services Misc 3.57%                                                                         3,176,187
 70,900   American Express Co.                                                                         2,530,421
 19,700   Concord EFS, Inc.*                                                                             645,766

Insurance -- Brokers 3.60%                                                                             3,202,010
 29,800   Marsh & McLennan Cos., Inc.                                                                  3,202,010

Insurance -- Diversified 2.41%                                                                         2,146,250
    850   Berkshire Hathaway Inc.*                                                                     2,146,250

Insurance -- Multi Line 1.83%                                                                          1,624,749
  3,000   Muenchener Rueckversicherungs-
            Gesellschaft AG (Germany)                                                                    814,709
  6,660   Prudential Financial, Inc.*                                                                    221,045
 50,000   Riunione Adriatica di Sicurta SpA (Italy)                                                      588,995

Insurance -- Property & Casualty 7.90%                                                                 7,020,532
 51,704   American International Group, Inc.                                                           4,105,298
 48,000   St. Paul Cos., Inc. (The)                                                                    2,110,560
  8,000   Swiss Re (Switzerland)                                                                         804,674

Mortgage & Real Estate Services 8.13%                                                                  7,226,400
 51,000   Fannie Mae                                                                                   4,054,500
 48,500   Freddie Mac                                                                                  3,171,900

ISSUER, DESCRIPTION                                                     INTEREST        PAR VALUE
MATURITY DATE                                                           RATE        (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS 2.61%                                                                          $2,323,000
(Cost $2,323,000)

Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. -- Dated
  12-31-01, due 01-02-02
  (Secured by U.S. Treasury Bonds
  9.875% due 11-15-15 and
  8.750% due 05-15-17,
  U.S. Treasury Notes 5.625%
  due 12-31-02 and 6.250%
  due 02-15-03, U.S. Treasury
  Inflation Index Bond 3.375%
  due 04-25-32, U.S. Treasury
  Inflation Index Note 3.375%
  due 01-15-07)                                                          1.70%        $2,323           2,323,000

TOTAL INVESTMENTS 99.88%                                                                             $88,812,139

OTHER ASSETS AND LIABILITIES, NET 0.12%                                                                 $108,129

TOTAL NET ASSETS 100.00%                                                                             $88,920,268

* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


PORTFOLIO CONCENTRATION

                                                              VALUE AS A %
COUNTRY DIVERSIFICATION                                    OF FUND NET ASSETS
Germany                                                          0.92%
Italy                                                            0.66
Switzerland                                                      3.40
United Kingdom                                                   2.09
United States                                                   92.81

Total investments                                               99.88%

See notes to financial statements.




Statement of Assets and Liabilities
12-31-01

ASSETS
Investments at value (cost $86,834,640)        $88,812,139
Cash                                                77,598
Receivable for shares sold                             855
Dividends and interest receivable                  108,844
Other assets                                        11,845

Total assets                                    89,011,281

LIABILITIES
Payable for shares repurchased                         855
Payable to affiliates                               57,125
Other payables and accrued expenses                 33,033

Total liabilities                                   91,013

NET ASSETS
Capital paid-in                                 91,445,182
Accumulated net realized loss on investments
  and foreign currency transactions             (4,475,389)
Net unrealized appreciation of investments       1,977,499
Distributions in excess of net investment
income                                             (27,024)

Net assets                                     $88,920,268

NET ASSET VALUE PER SHARE
(Based on 6,108,954 shares of beneficial
  interest outstanding -- unlimited number
  of shares authorized with no par value)           $14.56

See notes to financial statements.



Statement of Operations
For the year ended 12-31-01

INVESTMENT INCOME
Dividends (net of foreign withholding
taxes of $18,332)                               $1,105,679
Interest (including securities lending
income of $930)                                     82,229

Total investment income                          1,187,908

EXPENSES
Investment management fee                          592,963
Custodian fee                                       23,962
Auditing fee                                        18,500
Accounting and legal services fee                   15,125
Trustee's fee                                        3,794
Printing                                             3,698
Miscellaneous                                        2,692
Legal fee                                            1,059
Registration and filing fee                            279

Total expenses                                     662,072

Net investment income                              525,836

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                      2,939,147
Foreign currency transactions                      (55,906)
Change in unrealized appreciation
(depreciation) on
Investments                                    (17,546,329)
Translation of assets and liabilities in
foreign currencies                                     139

Net realized and unrealized loss               (14,662,949)

Decrease in net assets from operations        ($14,137,113)

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $194,288         $525,836
Net realized gain                                  696,899        2,883,241
Change in net unrealized appreciation
(depreciation)                                  12,306,484      (17,546,190)
Increase (decrease) in net assets resulting
from operations                                 13,197,671      (14,137,113)

Distributions to shareholders
From net investment income                        (169,614)        (499,736)
From net realized gain                                  --       (2,739,375)
                                                  (169,614)      (3,239,111)

From fund share transactions                     9,026,099       34,929,896

NET ASSETS
Beginning of period                             49,312,440       71,366,596

End of period 1                                $71,366,596      $88,920,268

1 Includes undistributed net investment income of $2,898 and distributions in excess of net investment income of $27,024, respectively.

See notes to financial statements.



Financial Highlights
                                                      12-31-97 1  12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00      $13.44      $14.45      $14.46      $18.34
Net investment income 2                                   0.11        0.18        0.11        0.06       (0.11)
Net realized and unrealized gain (loss) on investments    3.39        0.97        0.06        3.87       (3.11)
Total from investment operations                          3.50        1.15        0.17        3.93       (3.22)
Less distributions:
From net investment income                               (0.05)      (0.14)      (0.10)      (0.05)      (0.09)
From net realized gain                                   (0.01)         -- 3     (0.05)         --       (0.47)
Tax return of capital                                       --          --       (0.01)         --          --
                                                         (0.06)      (0.14)      (0.16)      (0.05)      (0.56)
Net asset value, end of period                          $13.44      $14.45      $14.46      $18.34      $14.56
Total return 4 (%)                                       35.05 5,6    8.55        1.23       27.16      (17.51)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $18         $55         $49         $71         $89
Ratio of expenses to average net assets %                 1.05 7      0.92        0.90        0.90        0.89
Ratio of adjusted expenses to average net assets 8 %      1.39 7        --          --          --          --
Ratio of net investment income to average net assets %    1.32 7      1.25        0.77        0.36        0.71
Portfolio turnover %                                        11          38          72          41          97 9

1 Began operations on 4-30-97.

2 Based on the average of the shares outstanding at the end of each month.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Total return would have been lower had certain expenses not been reduced during the period shown.

7 Annualized.

8 Does not take into consideration expense reductions during the period shown.

9 Excludes merger activity.


See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

NOTE A
Organization

John Hancock V. A. Financial Industries Fund (the "Fund") is a diversified series of John Hancock Declaration Trust (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2001. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek capital appreciation. The Fund has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $1,781,700 collateralized by securities in the amount of $1,794,161.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,143,472 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The Fund's entire carryforward expires December 31, 2008. Additionally, net capital losses of $3,109,292 are attributable to security transactions incurred after October 31, 2001 and are treated as arising on the first day (January 1, 2002) of the Fund's net taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee, to 0.25% of the Fund's average daily net assets, at least until April 30, 2002. There was no expense reduction for the year ended December 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested, and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                              YEAR ENDED 12-31-00      YEAR ENDED 12-31-01
                              SHARES       AMOUNT     SHARES        AMOUNT

Shares sold                1,252,923  $20,739,283  1,981,835   $42,063,445
Issued in reorganization          --           --    675,457     9,888,426
Distributions reinvested       9,578      169,614    225,879     3,239,111
Repurchased                 (779,897) (11,882,798)  (666,362)  (20,261,086)
NET INCREASE                 482,604   $9,026,099  2,216,809   $34,929,896

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $100,231,937 and $70,034,804, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $87,057,265. Gross unrealized appreciation and depreciation of investments aggregated $5,251,402 and $3,496,528, respectively, resulting in net unrealized appreciation of $1,754,874. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,136,865, an increase in distributions in excess of net investment income of $56,022 and an increase in capital paid-in of $1,192,887. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income in the financial highlights excludes these adjustments.

NOTE F

On December 5, 2001, the shareholders of John Hancock V. A. Regional Bank Fund ("V.A. Regional Bank Fund") approved a plan of reorganization between V. A. Regional Bank Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the V. A. Regional Bank Fund to the Fund in exchange solely for shares of beneficial interest in the Fund. The acquisition of the V. A. Regional Bank Fund was accounted for as a tax-free exchange of 675,457 shares of the Fund for the net assets of V. A. Regional Bank Fund, which amounted to $9,888,426, including $523,082 of unrealized appreciation, after the close of business on December 14, 2001.



Report of Ernst & Young LLP, Independent Auditors

To the contract owners and trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock V.A. Financial Industries Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of investments, as of December 31, 2001, and the related statement of the Fund's operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock V.A. Financial Industries Fund of the John Hancock Declaration Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                   /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002



Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2001.

The Fund has designated distributions to shareholders of $2,739,375 as a long-term capital gain dividend. These amounts were reported on the 2001 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 100% of the dividends qualify for the corporate dividends-received deduction.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1997        30
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1997        30
Chairman, President, and Chief Executive Officer,
Brookline Bancorp. (lending) (since 1972); Trustee,
Northeastern University (education); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1997        30
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1997        30
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1997        30
Senior Vice President and Chief Economist, The
Conference Board (non-profit economic and
business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company
(since 1992) and DBS Holdings (Singapore) (banking
and financial services) (since 1999); Director, National
Bureau of Economic Research (academic) (since
1989); Director, Baxter International (medical health
care) (since 2001).

William F. Glavin, Born: 1932                                                       1997        30
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1997        36
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1997        36
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John W. Pratt 1, Born: 1931                                                         1997        30
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock Subsidiaries,
LLC, Hancock Natural Resource Group, Independence
Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock
Funds, Chairman, Director and President, Insurance
Agency, Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co.
(until 1999); Senior Vice President, Connecticut Mutual
Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1997
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1997
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1997
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL REPORT


[LOGO] John Hancock

[Rings]

World Wide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the John Hancock V.A. Financial Industries Fund.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8280A     12/01
           2/02






ANNUAL
REPORT

John Hancock

V.A. Technology Fund

A series of John Hancock Declaration Trust

12.31.01


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen R. Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss, thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy will rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Financial Statements
page 6



John Hancock V.A. Technology Fund

BY BARRY J. GORDON, MARC H. KLEE, CFA, AND ALAN J. LOEWENSTEIN, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

[Photos of Barry Gordon, Marc Klee and Alan Loewenstein, flush right next to first paragraph.]

While there is no way to sugarcoat the extremely disappointing performance of technology stocks during the year ended December 31, 2001, some signs of optimism began to emerge towards the end of the period. As investors began to look ahead to an economic recovery in 2002, the tech market rebounded sharply in the final two months of 2001.

The driving force behind the sell-off in tech stocks was a mounting worry over earnings. Already troubled by overcapacity and anemic demand, tech stocks tumbled as a weak economy ate away at tech company earnings. The Standard & Poor's technology sector's earnings dropped 40% in the first quarter of 2001 compared with the same quarter the previous year, followed by a second quarter year-over-year decline of 64%.

The third quarter proved even tougher for tech stocks. Business, which actually appeared as if it had already bottomed in August, came to a complete standstill after the tragic events of September 11. Many companies and individuals put their technology spending on hold, causing tech companies -- which typically book 40% to 60% of their revenues during the third month of the quarter -- to post earnings that declined more than 70% compared to the same quarter a year earlier.

Fortunately, the sector's prospects improved in the final quarter of 2001. Bargain-hunting investors returned to technology stocks after a handful of the sector's most influential companies confirmed that they were on track to meeting earnings forecasts made in August, while other companies noted that they were at or near the cycle's bottom.

FUND PERFORMANCE EXPLAINED

For the 12 months ended December 31, 2001, John Hancock V.A. Technology Fund posted a total return of -44.06% at net asset value, compared with the -37.55% return of the average open-end science and technology fund and the -21.29% return of the average variable annuity specialty/miscellaneous fund, according to Lipper, Inc.

FUND MAINTAINS BULLISH POSTURE

Throughout much of the past 12 months, we maintained a bullish posture -- with heavy weightings in economically sensitive software and semiconductor stocks -- because we believed the economy was poised for recovery and that tech stocks would rally in anticipation of a healthier economy. That posture was rewarded in the summer, and again at the end of the year, but on balance it held back our relative performance.

HIGH PRICE-TO-EARNINGS STOCKS HIT HARDEST

High-growth, high-multiple tech stock holdings fared particularly poorly throughout most of the year, as investors shifted to safer havens in the midst of the economic and global market malaise. Quality software companies such as BEA Systems, i2 Technologies, Mercury Interactive and Rational Software suffered large stock price declines when hopes of an economic recovery diminished. Storage companies such as EMC and Network Appliance also sold off as business demand plummeted.

[Table at bottom right hand column entitled "Top five holdings." The first listing is Flextronics International 3.4%, the second is Micron Technology 3.3%, the third AOL Time Warner 3.0%, the fourth Dell Computer 3.0% and the fifth Nokia 2.8%. A note below the table reads "As a percentage of net assets on 12-31-01."]

Semiconductor and semiconductor capital equipment stocks -- which accounted for about 30% of the Fund's investments -- held up better than other areas until September 11. But after the terrorist attacks, the combination of waning consumer confidence and a delayed economic recovery caused a broad sell-off in chip makers and equipment companies, including Taiwan Semiconductor Manufacturing, Micron Technology, Integrated Device Technology and Cypress Semiconductor. Later, the semiconductor sector rebounded in anticipation of a 2002 recovery, pulling some of those same stocks into positive territory for the year.

INDIVIDUAL STANDOUTS

A number of holdings were able to buck the inhospitable market environment. KLA-Tencor posted strong gains thanks to increased awareness of the importance of its products for the next generation of semiconductor technologies, while Networks Associates, the maker of anti-virus software, benefited from increased demand for their products and a corporate reorganization. Blue chip stalwart Microsoft also ended the period with positive returns.

OUTLOOK

We expect that the economy will stage a recovery beginning late in the first half of 2002 and that tech stocks will enjoy a comeback in anticipation. We don't expect, however, that the recovery will be as sharp or as deep as the downturn has been. Certainly, the building blocks for recovery are in place. Interest rates are at their lowest levels in nearly 40 years, tax rates have been lowered and oil prices continue to drop. We look forward to better tech company earnings both this year and next, although stock price volatility is likely to continue. Tech companies' efforts to reduce costs, coupled with the improved top line due to a better economy, are almost certain to result in better profit margins. Along with improved business fundamentals, many tech stocks should benefit from easier year-over-year earnings comparisons in 2002. And with tech stocks at such low valuations, we expect to see an increase in company stock buybacks, merger and acquisition activity and improved interest from institutional investors, all of which should help bolster stock prices.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.


A LOOK AT
PERFORMANCE

For the year ended 12-31-01

Cumulative total returns
One year                      -44.06%
Since inception (5-1-00)      -58.92%

Average annual total returns
One year                      -44.06%
Since inception (5-1-00)      -41.33%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

John Hancock V.A. Technology Fund
5-1-00 -- 12-31-01

Line chart with the heading John Hancock V.A. Technology Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $8,074 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Technology Fund on May 1, 2000 and is equal to $4,108 as of December 31, 2001.

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-01

SHARES   ISSUER                                                                                            VALUE
COMMON STOCKS 92.45%                                                                                 $20,273,973
(Cost $29,262,438)

Aerospace/Aircraft Equipment 0.74%                                                                      $161,575
  2,500   United Technologies Corp.                                                                      161,575

Computer -- Graphics 1.90%                                                                               416,480
 19,000   Cadence Design Systems, Inc.*                                                                  416,480

Computer -- Internet Security 2.84%                                                                      623,770
  5,000   Networks Associates, Inc.*                                                                     129,250
 13,000   VeriSign, Inc.*                                                                                494,520

Computer -- Internet Services 4.61%                                                                    1,010,350
 20,000   Amazon.com, Inc.*                                                                              216,400
 24,000   EarthLink, Inc.*                                                                               292,080
 14,000   Infospace, Inc.*                                                                                28,700
 18,000   Inktomi Corp.*                                                                                 120,780
  2,600   Lawson Software, Inc.*                                                                          40,950
 20,000   ScreamingMedia, Inc.*                                                                           44,000
 10,000   TIBCO Software, Inc.*                                                                          149,300
 22,000   Vignette Corp.*                                                                                118,140

Computer -- Local Networks 3.27%                                                                         717,045
 31,500   Cisco Systems, Inc.*                                                                           570,465
 12,000   Lucent Technologies, Inc.                                                                       75,480
 18,000   Redback Networks, Inc.*                                                                         71,100

Computer -- Memory Devices 6.88%                                                                       1,508,453
 25,000   EMC Corp.*                                                                                     336,000
 14,000   Emulex Corp.*                                                                                  553,140
 12,500   VERITAS Software Corp.*                                                                        560,375
  9,400   Western Digital Corp.*                                                                          58,938

Computer -- Micro/Macro 4.43%                                                                            972,120
 24,000   Dell Computer Corp.*                                                                           652,320
 26,000   Sun Microsystems, Inc.*                                                                        319,800

Computer -- Services 2.87%                                                                               630,330
  7,000   Electronic Data Systems Corp.                                                                  479,850
 12,000   Unisys Corp.*                                                                                  150,480

Computer -- Software 14.57%                                                                            3,193,960
 26,000   BEA Systems, Inc.*                                                                             400,400
 20,000   Citrix Systems, Inc.*                                                                          453,200
 21,000   i2 Technologies, Inc.*                                                                         165,900
 15,500   Mercury Interactive Corp.*                                                                     526,690
  5,000   Microsoft Corp.*                                                                               331,250
 32,000   Parametric Technology Corp.*                                                                   249,920
 26,000   Rational Software Corp.*                                                                       507,000
 20,000   Siebel Systems, Inc.*                                                                          559,600

Electronics -- Components Misc. 10.72%                                                                 2,351,530
 31,000   Flextronics International Ltd.* (Singapore)                                                    743,690
 11,000   KLA-Tencor Corp.*                                                                              545,160
 23,000   Micron Technology, Inc.*                                                                       713,000
 31,000   Solectron Corp.*                                                                               349,680

Electronics -- Semiconductor Components 24.60%                                                         5,392,470
 14,000   Altera Corp.*                                                                                  297,080
 22,000   Amkor Technology, Inc.*                                                                        352,660
 13,000   Analog Devices, Inc.*                                                                          577,070
 14,000   Applied Materials, Inc.*                                                                       561,400
 19,000   Applied Micro Circuits Corp.*                                                                  215,080
 13,000   ASM Lithography Holding N.V.* (Netherlands)                                                    221,650
 20,500   Atmel Corp.*                                                                                   151,085
 10,000   Conexant Systems, Inc.*                                                                        143,600
 27,000   Cypress Semiconductor Corp.*                                                                   538,110
 18,500   Integrated Device Technology, Inc.*                                                            491,915
  7,500   Intel Corp.                                                                                    235,875
 16,500   MKS Instruments, Inc.*                                                                         445,995
 35,000   Taiwan Semiconductor Manufacturing Co. Ltd.*
          American Depositary Receipt (ADR) (Taiwan)                                                     600,950
 20,000   Texas Instruments, Inc.                                                                        560,000

Fiber Optics 4.82%                                                                                     1,058,040
 20,000   Aeroflex, Inc.*                                                                                378,600
 12,000   CIENA Corp.*                                                                                   171,720
 32,000   Finisar Corp.*                                                                                 325,440
 21,000   JDS Uniphase Corp.*                                                                            182,280

Media -- Cable TV 3.00%                                                                                  658,050
 20,500   AOL Time Warner, Inc.*                                                                         658,050

Telecom -- Equipment 5.85%                                                                             1,283,590
 22,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR)
          (Sweden)                                                                                       114,840
 25,000   Nokia Corp. (ADR) (Finland)                                                                    613,250
 11,000   QUALCOMM, Inc.*                                                                                555,500

Telecom -- Services 1.35%                                                                                296,210
 13,000   Metromedia Fiber Network, Inc. (Class A)*                                                        5,720
  9,000   Primus Telecommunications Group, Inc. *                                                          5,850
 12,000   Research in Motion Ltd.* (Canada)                                                              284,640

RIGHTS  0.00%                                                                                                 $0
(Cost $0)

  5,200   Seagate Technology, Inc.*                                                                            0


ISSUER, DESCRIPTION,                                                        INTEREST      PAR VALUE
MATURITY DATE                                                                   RATE  (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 8.88%                                                                          $1,947,000
(Cost $1,947,000)

Joint Repurchase Agreement 8.88%
Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. -- Dated
  12-31-01, due 01-02-02 (Secured
  by U.S. Treasury Bonds 9.875%
  due 11-15-15 and 8.750% due
  05-15-17, U.S. Treasury Notes
  5.625% due 12-31-02 and
  6.250% due 02-15-03, U.S.
  Treasury Inflation Index Bond
  3.375% due 04-15-32, U.S.
  Treasury Inflation Index Note
  3.375% due 01-15-07)                                                         1.70%      $1,947       1,947,000

TOTAL INVESTMENTS 101.33%                                                                            $22,220,973

OTHER ASSETS AND LIABILITIES, NET (1.33%)                                                              ($291,638)

TOTAL NET ASSETS 100.00%                                                                             $21,929,335

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.



PORTFOLIO CONCENTRATION
December 31, 2001 (unaudited)

                                                   VALUE AS A %
COUNTRY DIVERSIFICATION                         OF FUND NET ASSETS
Canada                                                1.30%
Finland                                               2.80
Netherlands                                           1.01
Singapore                                             3.39
Sweden                                                0.52
Taiwan                                                2.74
United States                                        89.57

Total investments                                   101.33%

See notes to financial statements.



Statement of Assets and Liabilities
12-31-01

ASSETS
Investments at value (cost $31,209,438)        $22,220,973
Cash                                                50,044
Interest receivable                                     92
Other assets                                           111

Total assets                                    22,271,220

LIABILITIES
Payable for investments purchased                  285,161
Payable for written call options
(premium received $12,570)                           4,255
Payable to affiliates                               22,837
Other payables and accrued expenses                 29,632

Total liabilities                                  341,885

NET ASSETS
Capital paid-in                                 35,947,504
Accumulated net realized loss on investments
  and written options                           (5,037,973)
Net unrealized depreciation of investments
  and written options                           (8,980,150)
Accumulated net investment loss                        (46)

Net assets                                     $21,929,335

NET ASSET VALUE PER SHARE
(Based on 5,348,140 shares of beneficial interest
  outstanding -- unlimited number of shares
  authorized with no par value)                      $4.10

See notes to financial statements.



Statement of Operations
For the year ended 12-31-01

INVESTMENT INCOME
Interest                                           $92,408
Dividends (net of foreign withholding taxes
of $1,455)                                           7,350
Securities lending income                            5,818

Total investment income                            105,576

EXPENSES
Investment management fee                          141,663
Custodian fee                                       24,405
Auditing fee                                        12,000
Printing                                             4,209
Accounting and legal services fee                    3,619
Legal fee                                            3,243
Trustee's fee                                          790
Miscellaneous                                          506
Registration and filing fee                            112

Total expenses                                     190,547
Less expense reductions                             (4,640)

Net expenses                                       185,907

Net investment loss                                (80,331)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                     (4,844,645)
Written options                                        267
Change in unrealized appreciation
(depreciation) on
Investments                                     (5,099,373)
Written options                                      8,315

Net realized and unrealized loss                (9,935,436)

Decrease in net assets from operations        ($10,015,767)

See notes to financial statements.



Statement of Changes in Net Assets
                                                    PERIOD             YEAR
                                                     ENDED            ENDED
                                                  12-31-00 1       12-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income (loss)                       $25,753         ($80,331)
Net realized loss                                 (193,630)      (4,844,378)
Change in net unrealized appreciation
(depreciation)                                  (3,889,092)      (5,091,058)

Decrease in net assets resulting from
operations                                      (4,056,969)     (10,015,767)

Distributions to shareholders
From net investment income                         (24,458)          (1,272)

From fund share transactions                    18,123,471       17,904,330

NET ASSETS
Beginning of period                                     --       14,042,044

End of period 2                                $14,042,044      $21,929,335

1 Began operations on 5-1-00.

2 Includes distributions in excess of net investment income of $21,494 and accumulated net investment loss of $46, respectively.

See notes to financial statements.



Financial Highlights
                                                     12-31-00 1     12-31-01

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $10.00          $7.33

Net investment income (loss) 2                           0.03          (0.02)
Net realized and unrealized loss on investments         (2.69)         (3.21)

Total from investment operations                        (2.66)         (3.23)
Less distributions:
From net investment income                              (0.01)            -- 3
Net asset value, end of period                          $7.33          $4.10

Total return 4,5 (%)                                   (26.56) 6      (44.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $14            $22
Ratio of expenses to average net assets %                1.05 7         1.05
Ratio of adjusted expenses to average net assets 8 %     1.99 7         1.08
Ratio of net investment income (loss) to average
net assets %                                             0.62 7        (0.45)
Portfolio turnover %                                       75             29

1 Began operations on 5-1-00.

2 Based on the average of the shares outstanding at the end of each month.

3 Less than 0.01 per share.

4 Assumes dividend reinvestment.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

NOTE A
Organization

John Hancock V.A. Technology Fund (the "Fund") is a diversified series of John Hancock Declaration Trust, (the "Trust") an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2001. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek long-term growth of capital. The Fund has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2001.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statements of Assets and Liabilities.


Written options for the year ended December 31, 2001 were as follows:

                                     NUMBER OF
OPTIONS                              CONTRACTS     PREMIUMS RECEIVED
--------------------------------------------------------------------
Outstanding, beginning of period            --                    --
Written                                    370              $137,318
Closed                                    (105)              (30,904)
Expired                                   (195)              (93,844)
Outstanding, end of period                  70               $12,570


Summary of written options outstanding on December 31, 2001:

NAME OF         NUMBER OF   EXERCISE         EXPIRATION
ISSUER          CONTRACTS      PRICE               DATE        VALUE
--------------------------------------------------------------------
CALLS
Amazon          11            $10.00   January 21, 2002       $1,705
Amazon          19             12.50   January 21, 2002        1,600
Altera Corp.    40             25.00   January 21, 2002          950

Total           70                                            $4,255


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $485,280 collateralized by securities in the amount of $492,455.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $3,722,037 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains.

If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: December 31, 2008 -- $14,000, and December 31, 2009 -- $3,708,037. Additionally, net
capital losses of $1,234,639 are attributable to security transactions incurred after October 31, 2001 and are treated as arising on the first day (January 1, 2002) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value.

The Fund and the Adviser have a subadvisory contract with American Fund Advisors, Inc. The Fund is not responsible for payment of subadviser's fees.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee, to 0.25% of the Fund's average daily net assets, at least until April 30, 2002. Accordingly, the expense reduction amounted to $4,640 for the year ended December 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                            PERIOD ENDED 12-31-00 1     YEAR ENDED 12-31-01
                             SHARES        AMOUNT      SHARES        AMOUNT

Sold                      1,961,452   $18,589,255   4,108,680   $21,017,046
Distributions reinvested      3,292        24,458         296         1,272
Repurchased                 (48,490)     (490,242)   (677,090)   (3,113,988)
NET INCREASE              1,916,254   $18,123,471   3,431,886   $17,904,330

1 Began operations on 5-1-00.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $24,220,965 and $4,449,823, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $31,290,734. Gross unrealized appreciation and depreciation of investments aggregated $466,884 and $9,536,645, respectively, resulting in net unrealized depreciation of $9,069,761. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $35, a decrease in accumulated net investment loss of $80,262 and a decrease in capital paid-in of $80,297. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income in the financial highlights excludes these adjustments.


Report of Ernst & Young LLP, Independent Auditors

To the contract owners and trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock V.A. Technology Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year indicated therein, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock V.A. Technology Fund of the John Hancock Declaration Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 8, 2002



Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended December 31, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 1.87% of the dividends qualify for the corporate dividends-received deduction.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   2000        30
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 2000        30
Chairman, President, and Chief Executive Officer,
Brookline Bancorp. (lending) (since 1972); Trustee,
Northeastern University (education); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   2000        30
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    2000        30
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

Gail D. Fosler, Born: 1947                                                          2000        30
Senior Vice President and Chief Economist, The
Conference Board (non-profit economic and
business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company
(since 1992) and DBS Holdings (Singapore) (banking
and financial services) (since 1999); Director, National
Bureau of Economic Research (academic) (since
1989); Director, Baxter International (medical health
care) (since 2001).

William F. Glavin, Born: 1932                                                       2000        30
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           2000        36
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   2000        36
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John W. Pratt 1, Born: 1931                                                         2000        30
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock Subsidiaries,
LLC, Hancock Natural Resource Group, Independence
Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock
Funds, Chairman, Director and President, Insurance
Agency, Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co.
(until 1999); Senior Vice President, Connecticut Mutual
Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       2000
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL REPORT


[LOGO] John Hancock

[Rings]

World Wide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the John Hancock V.A. Technology Fund.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8190A     12/01
           2/02






ANNUAL
REPORT

John Hancock

V.A. Sovereign Investors Fund

A series of John Hancock Declaration Trust

12.31.01


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen R. Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss, thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy will rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Financial Statements
page 6



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock V.A. Sovereign Investors Fund

MANAGERS'
REPORT

[A photo of John F. Snyder, Team leader, flush right next to first paragraph.]

It was a tumultuous year for stock investors. Despite widespread layoffs and drastic cost-cutting measures, U.S. corporations posted their steepest earnings decline since the 1930s. What's more, after months of speculation, the U.S. economy officially entered its first recession in more than a decade. Finally, the events of September 11 magnified the uncertainty in the market. Although the Federal Reserve cut interest rates 11 times in an effort to boost the weak economy, stock prices tumbled throughout most of 2001. The Dow Jones Industrial Average fell 5.42% and the Standard & Poor's 500 Index dropped 11.88% -- making this the second year in a row that the major market averages posted a decline.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, John Hancock V.A. Sovereign Investors Fund returned -5.56% at net asset value. By comparison, the average variable annuity equity income fund returned -4.27% for the same period, according to Lipper Inc.

Our relative performance was negatively impacted by some of our longtime holdings in the financial sector. Insurance giant, AFLAC, for example, suffered from weak new product introductions and the lackluster Japanese economy, from which it derives a significant portion of its revenues. With the dismal performance in capital markets, investment bank J.P. Morgan Chase experienced a sharp drop off in revenues. In addition, several of our technology holdings -- such as Cisco Systems and Compaq Computer -- tumbled under the pressure on technology stocks.

On the positive side, however, stock selection boosted our performance elsewhere. IBM, for example, jumped sharply, even as most tech stocks dropped, due to its diverse product line and strong earnings. In basic materials, Air Products & Chemicals and Bemis Co. turned in strong performances, thanks to their reasonable valuations and the belief that they will rebound when the economy eventually bounces back. Despite a sharp decline in the health-care sector, our holdings in Baxter International and Johnson & Johnson posted solid returns, due to their minimal exposure to patent expirations and strong product cycles. Finally, with investors searching out stocks with reasonable valuations and steady earnings growth, our consumer staples stocks -- such as PepsiCo, Philip Morris and Kraft Foods -- outperformed in this difficult market.

STRATEGIC SHIFTS

Given our long-term investment strategy, we don't make drastic changes in the portfolio's holdings, but rather gradual strategic shifts as market conditions warrant. Financial stocks, including banks, insurance, mortgage banking and finance companies, remain our largest sector weighting. Within the sector, however, we shifted our emphasis to those companies well positioned to leverage an upturn in the capital markets. After an abysmal year in 2001, we expect the capital markets to bounce back at some point this year. As a result, we've added to our positions in The Bank of New York, Morgan Stanley Dean Witter and FleetBoston.

[Table at bottom right hand column entitled "Top five stock holdings." The first listing is IBM 4.3%, the second is Citigroup 4.2%, the third Intel 2.9%, the fourth Johnson & Johnson 2.9% and the fifth Bank of America 2.8%. A note below the table reads "As a percentage of net assets on 12-31-01."]

We've also increased our weighting in capital goods and basic materials stocks with names such as Dow Chemical, Honeywell International and Rohm & Haas. Not only do these companies have reasonable valuations, but they also have significantly pruned back their costs and successfully gained market share. With the economy likely to pick up in 2002, we believe these stocks will be among the biggest beneficiaries of the turnaround.

WHAT'S AHEAD

After two painful years of negative returns in the market, we're cautiously optimistic about the prospects for 2002. The sharp market rebound at the end of last year has left many investors wondering whether the gains will continue into this year. We believe investors should be prepared for more ups and downs as the market sorts out the direction of the economy, corporate earnings and stock prices. In our opinion, however, stocks will continue to be one of the most attractive investment alternatives.

Although we're optimistic, we're also realistic about the market's prospects. We encourage investors to be realistic too. Even when stocks do rebound, we're not likely to see the 20% plus gains of the late 1990s. Returns are likely to be much more modest for several reasons. First of all, historical stock returns tend to average closer to 10% over the long term. Given that stocks exceeded that average in the late 1990s, some analysts suggest returns over the next few years could be below historic averages. What's more, despite the two-year decline in the market, stocks remain relatively expensive. Finally, the economic recovery is more likely to be a gradual upturn rather than a sharp rebound.

In this difficult market environment, we believe that the Fund's disciplined and conservative investment approach will continue to pay off. Given the relatively high valuations in the market, stock gains will only come from earnings growth. The key will be investing in those companies that can grow their earnings in a slower economy. As a result, we believe the Fund's universe of stocks -- those with reasonable valuations and steady earnings growth -- stand to perform well.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.


A LOOK AT
PERFORMANCE

For the year ended 12-31-01

Cumulative total returns
One year                        -5.56%
Five years                      46.71%
Since inception (8-29-96)       58.88%

Average annual total returns
One year                        -5.56%
Five years                       7.97%
Since inception (8-29-96)        9.06%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

John Hancock V.A. Sovereign Investors Fund
8-29-96 -- 12-31-01

Line chart with the heading John Hancock V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $19,023 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $15,888 as of December 31, 2001.

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-01

SHARES    ISSUER                                                                                            VALUE
COMMON STOCKS 95.66%                                                                                  $61,659,478
(Cost $56,186,028)

Banks -- United States 9.38%                                                                           $6,045,675
 29,000   Bank of America Corp.                                                                         1,825,550
 20,000   Bank of New York Co., Inc. (The)                                                                816,000
 35,000   FleetBoston Financial Corp.                                                                   1,277,500
 10,000   Mellon Financial Corp.                                                                          376,200
  6,000   PNC Bank Corp.                                                                                  337,200
 10,000   State Street Corp.                                                                              522,500
 20,500   Wells Fargo & Co.                                                                               890,725

Beverages  1.29%                                                                                          827,730
 17,000   PepsiCo, Inc.                                                                                   827,730

Chemicals  4.71%                                                                                        3,039,450
 18,000   Air Products & Chemicals, Inc.                                                                  844,380
 25,000   Dow Chemical Co. (The)                                                                          844,500
 39,000   Rohm & Haas Co.                                                                               1,350,570

Computers  11.04%                                                                                       7,118,915
  8,000   Automatic Data Processing, Inc.                                                                 471,200
 66,000   Cisco Systems, Inc.*                                                                          1,195,260
 14,000   Electronic Data Systems Corp.                                                                   959,700
 23,000   International Business Machines Corp.                                                         2,782,080
 12,500   Microsoft Corp.*                                                                                828,125
 55,000   Oracle Corp.*                                                                                   759,550
 10,000   Sun Microsystems, Inc.*                                                                         123,000

Cosmetics & Personal Care 0.87%                                                                           558,000
 12,000   Avon Products, Inc.                                                                             558,000

Diversified Operations 5.87%                                                                            3,781,950
 50,000   Honeywell International, Inc.                                                                 1,691,000
 35,500   Tyco International Ltd.                                                                       2,090,950

Electronics  7.50%                                                                                      4,831,679
 14,250   Emerson Electric Co.                                                                            813,675
 43,800   General Electric Co.                                                                          1,755,504
 60,000   Intel Corp.                                                                                   1,887,000
 25,000   Motorola, Inc.                                                                                  375,500

Finance  8.92%                                                                                          5,752,994
 53,225   Citigroup, Inc.                                                                               2,686,798
  8,031   Household International, Inc.                                                                   465,316
 30,000   J.P. Morgan Chase & Co.                                                                       1,090,500
 27,000   Morgan Stanley Dean Witter & Co.                                                              1,510,380

Food  0.87%                                                                                               559,283
 16,435   Kraft Foods, Inc. (Class A)                                                                     559,283

Insurance  4.63%                                                                                        2,987,822
 24,800   AFLAC, Inc.                                                                                     609,088
 12,093   American International Group, Inc.                                                              960,184
 10,000   Chubb Corp. (The)                                                                               690,000
 15,000   Lincoln National Corp.                                                                          728,550

Media  2.66%                                                                                            1,717,220
 28,800   AOL Time Warner, Inc.*                                                                          924,480
 13,000   McGraw-Hill Cos., Inc. (The)                                                                    792,740

Medical  10.80%                                                                                         6,960,129
 21,000   Abbott Laboratories                                                                           1,170,750
 23,000   American Home Products Corp.                                                                  1,411,280
 22,200   Baxter International, Inc.                                                                    1,190,586
 32,000   Johnson & Johnson                                                                             1,891,200
  9,000   Merck & Co., Inc.                                                                               529,200
 19,250   Pfizer, Inc.                                                                                    767,113

Mortgage Banking 3.37%                                                                                  2,173,500
 15,000   Fannie Mae                                                                                    1,192,500
 15,000   Freddie Mac                                                                                     981,000

Office  1.02%                                                                                             658,575
 11,650   Avery Dennison Corp.                                                                            658,575

Oil & Gas 6.54%                                                                                         4,212,992
 18,000   Anadarko Petroleum Corp.                                                                      1,023,300
 15,000   ChevronTexaco Corp.                                                                           1,344,150
 30,000   Conoco, Inc.                                                                                    849,000
 20,368   Exxon Mobil Corp.                                                                               800,462
  4,000   Royal Dutch Petroleum Co.
          American Depositary Receipts (Netherlands)                                                      196,080

Retail  3.90%                                                                                           2,517,210
 12,000   Home Depot, Inc. (The)                                                                          612,120
 14,000   Lowe's Cos., Inc.                                                                               649,740
 15,000   SYSCO Corp.                                                                                     393,300
 21,000   Target Corp.                                                                                    862,050

Soap & Cleaning Preparations 1.54%                                                                        989,125
 12,500   Procter & Gamble Co. (The)                                                                      989,125

Telecommunications 2.43%                                                                                1,566,180
 33,000   Verizon Communications, Inc.                                                                  1,566,180

Tobacco  1.78%                                                                                          1,146,250
 25,000   Philip Morris Cos., Inc.                                                                      1,146,250

Utilities  6.54%                                                                                        4,214,799
 15,000   BellSouth Corp.                                                                                 572,250
 31,500   Duke Energy Corp.                                                                             1,236,690
 28,844   SBC Communications, Inc.                                                                      1,129,819
 46,000   Xcel Energy, Inc.                                                                             1,276,040


ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE   (000s OMITTED)      VALUE
SHORT-TERM INVESTMENTS 4.32%                                                                           $2,782,000
(Cost $2,782,000)

Joint Repurchase Agreement 4.32%
Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. -- Dated
  12-31-01, due 01-02-02
  (Secured by U.S. Treasury Bonds
  9.875% due 11-15-15 and
  8.750% due 05-15-17,
  U.S. Treasury Notes 5.625% due
  12-31-02 and 6.250% due
  02-15-03, U.S. Treasury Inflation
  Index Bond 3.375% due
  04-15-32, U.S. Treasury Inflation
  Index Note 3.375%
  due 01-15-07)                                                                 1.70%      $2,782      $2,782,000

TOTAL INVESTMENTS 99.98%                                                                              $64,441,478

OTHER ASSETS AND LIABILITIES, NET 0.02%                                                                   $13,296

TOTAL NET ASSETS 100.00%                                                                              $64,454,774

 * Non-income producing security.

** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Statement of Assets and Liabilities
12-31-01

ASSETS
Investments at value (cost $58,968,028)        $64,441,478
Dividends and interest receivable                   93,293
Other assets                                           990

Total assets                                    64,535,761

LIABILITIES
Payable for shares repurchased                      22,649
Payable to affiliates                               32,539
Other payables and accrued expenses                 25,799

Total liabilities                                   80,987

NET ASSETS
Capital paid-in                                 64,256,712
Accumulated net realized loss on investments    (5,274,889)
Net unrealized appreciation of investments       5,473,450
Distributions in excess of net investment income      (499)

Net assets                                     $64,454,774

NET ASSET VALUE PER SHARE
(Based on 4,422,285 shares of beneficial
  interest outstanding -- unlimited number of
  shares authorized with no par value)              $14.57

See notes to financial statements.



Statement of Operations
For the year ended 12-31-01

INVESTMENT INCOME
Dividends (net of foreign withholding
taxes of $2,047)                                  $921,391
Interest (including securities lending
income of $258)                                    535,916

Total investment income                          1,457,307

EXPENSES
Investment management fee                          375,151
Custodian fee                                       19,253
Auditing fee                                        18,000
Accounting and legal services fee                   12,758
Printing                                             4,462
Trustee's fee                                        2,980
Miscellaneous                                        2,467
Organization                                         1,413
Legal fee                                              664
Registration and filing fee                             17

Total expenses                                     437,165
Less expense reductions                             (1,413)

Net expenses                                       435,752

Net investment income                            1,021,555

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                (3,019,394)
Change in unrealized depreciation on
investments                                     (1,296,552)

Net realized and unrealized loss                (4,315,946)

Decrease in net assets from operations         ($3,294,391)

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $675,781       $1,021,555

Net realized loss                               (1,886,401)      (3,019,394)
Change in net unrealized appreciation
(depreciation)                                   1,083,527       (1,296,552)

Decrease in net assets resulting
from operations                                   (127,093)      (3,294,391)

Distributions to shareholders
From net investment income                        (678,637)      (1,041,147)

From fund share transactions                     5,879,631       13,462,214

NET ASSETS
Beginning of period                             50,254,197       55,328,098

End of period 1                                $55,328,098      $64,454,774

1 Includes distribution in excess of net investment income of $253 and $499, respectively.

See notes to financial statements.



Financial Highlights
                                                      12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.74      $13.59      $15.61      $15.96      $15.69
Net investment income 1                                   0.22        0.27        0.24        0.21        0.24
Net realized and unrealized gain (loss) on
investments                                               2.82        2.00        0.35       (0.27)      (1.12)
Total from investment operations                          3.04        2.27        0.59       (0.06)      (0.88)
Less distributions
From net investment income                               (0.18)      (0.25)      (0.24)      (0.21)      (0.24)
From net realized gain                                   (0.01)         --          --          --          --
Tax return of capital                                       --          --          -- 2        --          --
                                                         (0.19)      (0.25)      (0.24)      (0.21)      (0.24)
Net asset value, end of period                          $13.59      $15.61      $15.96      $15.69      $14.57
Total return 3 (%)                                       28.43 4     16.88        3.84       (0.33)      (5.56)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $12         $34         $50         $55         $64
Ratio of expenses to average net assets %                 0.85        0.74        0.70        0.72        0.70
Ratio of adjusted expenses to average net assets 5 %      1.16          --          --          --          --
Ratio of net investment income to average net assets %    1.81        1.88        1.57        1.37        1.63
Portfolio turnover %                                        11          19          26          46          77

1 Based on the average of the shares outstanding at the end of each month.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Does not take into consideration expense reductions during the period shown.

See notes to financial statements.




NOTES TO
FINANCIAL STATEMENTS

NOTE A
Organization

John Hancock V. A. Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Declaration Trust, (the "Trust") an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2001. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek long-term growth of capital and income without assuming undue market risks. The Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expenses

Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in net investment income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of December 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, at December 31, 2001, the Fund has $4,619,506 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: December 31, 2006 -- $157,877, December 31, 2007 -- $101,159, December 31, 2008 --
$1,206,695 and December 31, 2009 -- $3,153,775. Additionally, net
capital losses of $491,246 attributable to security transactions occurring after October 31, 2001 are treated as arising on the first day (January 1, 2002) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee, to 0.25% of the Fund's average daily net assets, at least until April 30, 2002. Accordingly, the expense reduction amounted to $1,413 for the year ended December 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.
                              YEAR ENDED 12-31-00      YEAR ENDED 12-31-01
                            SHARES         AMOUNT     SHARES        AMOUNT

Shares sold              1,103,469    $16,811,905  1,610,786   $23,800,498
Distributions reinvested    44,976        678,636     73,840     1,041,147
Repurchased               (771,887)   (11,610,910)  (788,014)  (11,379,431)
NET INCREASE               376,558     $5,879,631    896,612   $13,462,214


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $59,558,401 and $43,497,406, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $59,132,166. Gross unrealized appreciation and depreciation of investments aggregated $8,122,297 and $2,812,985, respectively, resulting in net unrealized appreciation of $5,309,312. The difference between book basis and tax basis net appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $171, a decrease in distributions in excess of net investment income of $19,346 and a decrease in capital paid-in of $19,517. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income in the financial highlights excludes these adjustments.



Report of Ernst & Young LLP, Independent Auditors

To the contract owners and trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock V.A. Sovereign Investors Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock V.A. Sovereign Investors Fund of the John Hancock Declaration Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 8, 2002



Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 88.93% of the dividends qualify for the corporate dividends-received deduction.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1996        30
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1996        30
Chairman, President, and Chief Executive Officer,
Brookline Bancorp. (lending) (since 1972); Trustee,
Northeastern University (education); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1996        30
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1996        30
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1996        30
Senior Vice President and Chief Economist, The
Conference Board (non-profit economic and
business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company
(since 1992) and DBS Holdings (Singapore) (banking
and financial services) (since 1999); Director, National
Bureau of Economic Research (academic) (since
1989); Director, Baxter International (medical health
care) (since 2001).

William F. Glavin, Born: 1932                                                       1996        30
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1996        36
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1996        36
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John W. Pratt 1, Born: 1931                                                         1996        30
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock Subsidiaries,
LLC, Hancock Natural Resource Group, Independence
Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock
Funds, Chairman, Director and President, Insurance
Agency, Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co.
(until 1999); Senior Vice President, Connecticut Mutual
Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1996
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1996
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1996
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL REPORT


[LOGO] John Hancock

[Rings]

World Wide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the John Hancock V.A. Sovereign Investors Fund.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8150A     12/01
           2/02






ANNUAL
REPORT

John Hancock

V.A. Relative Value Fund

A series of John Hancock Declaration Trust

12.31.01


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen R. Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss, thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy will rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Financial Statements
page 6



BY JAMES S. YU, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ROGER C. HAMILTON, PORTFOLIO MANAGER

John Hancock V.A. Relative Value Fund

MANAGERS'
REPORT

[A photo of James Yu, Team leader, flush right next to first paragraph.]

James S. Yu recently assumed the role of portfolio management team leader. Mr. Yu has been a member of the team since joining John Hancock in 2000. Previously, he worked as an analyst at Gabelli & Company and Merrill Lynch Asset Management.

The year 2001 was a disappointment for investors. The stock market remained choppy, as the economic outlook repeatedly shifted direction. The Federal Reserve aggressively cut interest rates throughout the year, periodically boosting investors' hopes that economic growth would pick up. But disappointing mid-year earnings reports, weak corporate spending, and the tragic events of September 11 dashed hopes of a recovery before year end. The market bottomed on September 21, shortly before investors learned that the economy had officially been in a recession since March. By the fourth quarter, many investors began believing the worst might be over. Stock prices rallied, but the Standard & Poor's 500 Index still returned a disappointing -11.88% for 2001.

PERFORMANCE AND STRATEGY REVIEW

John Hancock V.A. Relative Value Fund returned -2.81% at net asset value for the year ended December 31, 2001. By comparison, the average variable annuity multi-cap value fund returned -0.22%, according to Lipper, Inc. Our long-term strategy of buying great companies when their share prices were selling at bargain prices resulted in strong stock selection. However, our lower-than-average stake in some of the better-performing, more defensive sectors, such as financials, somewhat hampered relative performance.

TOP GAINERS

Roughly half of the Fund's assets were in technology-related industries. Concord Communications, a small-cap company that sells software to maximize the performance of large computer networks, more than doubled in price, as investors finally recognized the value of the company's business. Microsoft and Dell Computer also did well, thanks to strong business models, skilled management teams and market share gains at both companies. We took profits midyear. Computer Associates International, which develops software applications for mainframes, rallied nicely, thanks to a shift in its business model and ongoing demand for its services. In other sectors, Cendant, a company that operates hotel, car rental, and real estate franchises, excelled as the company exceeded investor expectations. We decided to sell.

NEAR-TERM DISAPPOINTMENTS

As the technology sector continued to slide in 2001, several of our investments suffered steep losses. Among them were Lucent Technologies, which makes telecommunications equipment; Parametric Technology, which develops design software; and Vicor, which makes electrical power components. We held on, believing each is taking the right measures to strengthen its operations and prepare for an economic recovery. Pegasus Communications, a direct satellite broadcast company serving rural markets, also saw its stock price sink as the company shifted business models and as competitor Hughes Electronics accepted a disappointingly low buyout offer from another rival. Agere Systems, an optical equipment stock that was our largest investment, declined as well, dogged by its former association with Lucent.

[Table at bottom right hand column entitled "Top five stock holdings." The first listing is Agere Systems 4.7%, the second is Parametrics Technology 4.3%, the third Citigroup 4.2%, the fourth Liberty Media 4.2% and the fifth Pegasus Communications 3.6%. A note below the table reads "As a percentage of net assets on 12-31-01."]

MORE ECONOMIC SENSITIVITY

We built a sizable stake in media stocks, which we expect to benefit once the economy's outlook improves and ad spending picks up. Among our investments were Liberty Media, a holding company that was recently spun off from AT&T; Cumulus Media, a radio broadcaster focused on small and midsize markets; and XM Satellite Radio, which provides digital radio service to subscribers. All were positive contributors to performance. During the second half of the year, we also added some new retail names, including CVS Stores and Gap, Inc., both of which stand to benefit from improved economic conditions as well as more realistic earnings expectations.

BUYING OPPORTUNITIES

In the health-care sector, we stepped up our investment in large pharmaceutical companies, including Schering-Plough, Pharmacia and Merck. We liked the fact that each of these companies had finally set realistic earnings expectations and was investing in the development of new drugs to rejuvenate their pipeline. The market's weakness also gave us a great opportunity to add new positions in premier financial companies like J.P. Morgan Chase and Morgan Stanley Dean Witter, both of which tend to do well when the stock market rallies.

OPTIMISTIC OUTLOOK

We expect lower interest rates and fiscal stimulus measures to help the economy toward recovery during the first half of 2002. We believe large-company stocks have the strongest potential. They are coming off two difficult years in which they have lagged their smaller-cap counterparts. In addition, many large companies have taken the right steps and restructured. Many others have also gained market share during the recession, strengthening even further their competitive positions. Going forward, we expect the winners will be companies with the most credible business plans and realistic expectations.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.


A LOOK AT
PERFORMANCE

For the year ended 12-31-01

Cumulative total returns
One Year                        -2.81%
Since inception (1-6-98)        75.94%

Average annual total returns
One Year                        -2.81%
Since inception (1-6-98)        15.24%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

John Hancock V.A. Relative Value Fund
1-6-98 -- 12-31-01

Line chart with the heading John Hancock V.A. Relative Value Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Relative Value Fund on January 6, 1998 and is equal to $17,954 as of December 31, 2001. The second line represents the Standard & Poor's 500 Index and is equal to $12,468 as of December 31, 2001.

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Relative Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-01

SHARES     ISSUER                                                                                              VALUE
COMMON STOCKS 97.23%                                                                                     $62,288,992
(Cost $68,503,331)

Computers  11.77%                                                                                         $7,542,594
  31,600   Computer Associates International, Inc.                                                         1,089,884
  78,000   Concord Communications, Inc.*                                                                   1,610,700
   9,000   Hyperion Solutions Corp.*                                                                         178,740
  50,000   MicroStrategy, Inc.*                                                                              192,500
 350,000   Parametric Technology Corp.*                                                                    2,733,500
  97,000   Wind River Systems, Inc.*                                                                       1,737,270

Cosmetics & Personal Care 2.09%                                                                            1,336,000
  40,000   Gillette Co. (The)                                                                              1,336,000

Diversified Operations 1.89%                                                                               1,213,340
  20,600   Tyco International, Ltd.                                                                        1,213,340

Electronics 17.16%                                                                                        10,991,226
 533,990   Agere Systems, Inc. (Class A)*                                                                  3,038,403
  40,700   Alpha Industries, Inc.                                                                            887,260
  57,750   Arris Group, Inc.*                                                                                563,640
 148,000   Conexant Systems, Inc.*                                                                         2,125,280
   6,000   Flextronics International, Ltd.* (Singapore)                                                      143,940
  16,871   MKS Instruments, Inc.*                                                                            456,023
  27,000   Sanmina Corp.*                                                                                    537,300
   4,800   Sony Corp. (Japan)                                                                                219,380
  50,000   Texas Instruments, Inc.                                                                         1,400,000
 100,000   Vicor Corp.*                                                                                    1,620,000

Fiber Optics 1.10%                                                                                           706,815
  69,500   Finisar Corp.*                                                                                    706,815

Finance  6.56%                                                                                             4,205,644
  53,341   Citigroup, Inc.                                                                                 2,692,654
  17,000   J.P. Morgan Chase & Co.                                                                           617,950
  16,000   Morgan Stanley Dean Witter & Co.                                                                  895,040

Food 1.97%                                                                                                 1,263,160
  46,000   Hain Celestial Group, Inc.*                                                                     1,263,160

Insurance  3.76%                                                                                           2,409,205
  28,505   ACE, Ltd. (Bermuda)                                                                             1,144,476
  12,334   Ambac Financial Group, Inc.                                                                       713,645
   6,032   XL Capital, Ltd. (Class A) (Bermuda)                                                              551,084

Media  15.98%                                                                                             10,236,210
   7,800   Clear Channel Communications, Inc.*                                                               397,098
 106,000   Cumulus Media, Inc. (Class A)*                                                                  1,715,080
 190,000   Liberty Media Corp. (Class A)*                                                                  2,660,000
 220,700   Pegasus Communications Corp.*                                                                   2,297,487
  16,500   USA Networks, Inc.*                                                                               450,615
  27,000   Viacom, Inc. (Class B)*                                                                         1,192,050
  83,000   XM Satellite Radio Holdings, Inc. (Class A)*                                                    1,523,880

Medical  15.11%                                                                                            9,678,780
  17,500   Abbott Laboratories                                                                               975,625
  22,000   Alpharma, Inc. (Class A)                                                                          581,900
  19,000   Bristol-Myers Squibb Co.                                                                          969,000
 180,000   I-STAT Corp.*                                                                                   1,420,200
  26,200   Merck & Co., Inc.                                                                               1,540,560
  45,800   Pharmacia Corp.                                                                                 1,953,370
  62,500   Schering-Plough Corp.                                                                           2,238,125

Retail  4.43%                                                                                              2,834,650
  24,000   CVS Corp.                                                                                         710,400
  60,000   Gap, Inc. (The)                                                                                   836,400
  30,000   Kroger Co. (The)                                                                                  626,100
  25,000   McDonald's Corp.                                                                                  661,750

Schools  1.22%                                                                                               782,375
  27,500   DeVry, Inc.*                                                                                      782,375

Telecommunications 14.19%                                                                                  9,088,993
  10,000   CenturyTel, Inc.                                                                                  328,000
  35,000   Corning, Inc.                                                                                     312,200
  60,000   CTC Communications Group, Inc.*                                                                   309,000
  97,000   General Motors Corp. (Class H) Hughes                                                           1,498,650
 174,253   Lucent Technologies, Inc.                                                                       1,096,051
 148,200   Nextel Communications, Inc. (Class A)*                                                          1,624,272
  65,000   Nextel Partners, Inc. (Class A)*                                                                  780,000
   5,000   QUALCOMM, Inc.*                                                                                   252,500
 100,000   SBA Communications Corp.*                                                                       1,302,000
  79,000   Sprint Corp.                                                                                    1,586,320


ISSUER, DESCRIPTION,                                                 INTEREST  CREDIT     PAR VALUE
MATURITY DATE                                                        RATE      RATING**  (000s OMITTED)        VALUE

BONDS  0.06%                                                                                                 $39,480
(Cost $441,174)

Office 0.06%
Danka Business Systems Plc,
  Gtd Sr Sub Note (Great Britain)
  04-01-04                                                           Zero      N/R        $197                39,480

SHORT-TERM INVESTMENTS 2.63%                                                                              $1,684,000
(Cost $1,684,000)

Joint Repurchase Agreement 2.63%
Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. -- Dated
  12-31-01, due 01-02-02
  (Secured by U.S. Treasury
  Bonds, 3.375% thru 9.875%,
  due 11-15-15 thru 04-15-32
  and U.S. Treasury Notes, 3.375%
  thru 6.250%, due 12-31-02
  thru 01-15-07)                                                     1.70%                1,684            1,684,000

TOTAL INVESTMENTS 99.92%                                                                                 $64,012,472

OTHER ASSETS AND LIABILITIES, NET 0.08%                                                                      $53,530

TOTAL NET ASSETS 100.00%                                                                                 $64,066,002

 * Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

 See notes to financial statements.




Statement of Assets and Liabilities
12-31-01

ASSETS
Investments at value (cost $70,628,505)        $64,012,472
Cash                                               101,405
Dividends and interest receivable                    5,877
Other assets                                           618

Total assets                                    64,120,372

LIABILITIES
Payable to affiliates                               32,481
Other payables and accrued expenses                 21,889

Total liabilities                                   54,370

NET ASSETS
Capital paid-in                                 72,482,704
Accumulated net realized loss on investments
  and foreign currency transactions             (1,813,560)
Net unrealized depreciation of investments      (6,616,033)
Undistributed net investment income                 12,891

Net assets                                     $64,066,002

NET ASSET VALUE PER SHARE
(Based on 6,590,066 shares of beneficial interest
  outstanding -- unlimited number of shares
  authorized with no par value)                      $9.72

See notes to financial statements.



Statement of Operations
For the year ended 12-31-01

INVESTMENT INCOME
Dividends (net of foreign withholding
  taxes of $174)                                  $241,930
Securities lending income                          119,411
Interest                                            97,537

Total investment income                            458,878

EXPENSES
Investment management fee                          283,176
Custodian fee                                       19,955
Auditing fee                                        18,000
Interest expense                                    10,744
Accounting and legal services fee                    9,669
Printing                                             3,432
Trustee's fee                                        2,293
Miscellaneous                                        1,310
Legal fee                                              503
Registration and filing fee                             17

Total expenses                                     349,099

Net investment income                              109,779

REALIZED AND UNREALIZED LOSS

Net realized loss on
Investments                                       (461,390)
Foreign currency transactions                          (13)
Change in unrealized depreciation on
Investments                                       (929,271)

Net realized and unrealized loss                (1,390,674)

Decrease in net assets from operations         ($1,280,895)

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                              $54,327         $109,779
Net realized gain (loss)                        13,434,131         (461,403)
Change in net unrealized appreciation
(depreciation)                                 (15,296,586)        (929,271)

Decrease in net assets resulting from
operations                                      (1,808,128)      (1,280,895)

Distributions to shareholders
From net investment income                         (42,822)        (103,992)
From net realized gain                         (15,128,734)      (3,603,363)
                                               (15,171,556)      (3,707,355)

From fund share transactions                    17,256,192       30,011,640

NET ASSETS
Beginning of period                             38,766,104       39,042,612

End of period 1                                $39,042,612      $64,066,002

1 Includes undistributed net investment income of $7,190 and $12,891, respectively.

See notes to financial statements.



Financial Highlights
                                                      12-31-98 1  12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00      $12.03      $18.03      $10.64
Net investment income 2                                   0.11        0.10        0.02        0.02
Net realized and unrealized gain (loss) on investments    2.02        6.65       (0.80)      (0.32)
Total from investment operations                          2.13        6.75       (0.78)      (0.30)
Less distributions:
From net investment income                               (0.10)      (0.10)      (0.02)      (0.02)
From net realized gain                                      --       (0.65)      (6.59)      (0.60)
                                                         (0.10)      (0.75)      (6.61)      (0.62)
Net asset value, end of period                          $12.03      $18.03      $10.64       $9.72
Total return 3 (%)                                       21.39 4,5   56.65       (4.80)      (2.81)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $17         $39         $39         $64
Ratio of expenses to average net assets %                 0.85 6      0.77        0.79        0.74
Ratio of adjusted expenses to average net assets 7 %      1.03 6        --          --          --
Ratio of net investment income to average net assets %    1.17 6      0.66        0.13        0.23
Portfolio turnover %                                       242         166         164          59

1 Began operations on 1-6-98.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment.

4 Not annualized.

5 The total return would have been lower had certain expenses not been reduced during the period shown.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

See notes to financial statements.




NOTES TO
FINANCIAL STATEMENTS

NOTE A
Organization

John Hancock V.A. Relative Value Fund (the "Fund") is a diversified series of John Hancock Declaration Trust (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2001. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The Fund's Board of Trustees has voted to change the Fund's investment objective to long-term capital appreciation effective May 1, 2002. The Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $2,844,777 collateralized by securities in the amount of $2,861,705.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

For federal income tax purposes, net capital losses of $1,680,742 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day (January 1, 2002) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee
and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee, to 0.25% of the Fund's average daily net assets, at least until April 30, 2002. There was no expense reduction for the year ended December 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                              YEAR ENDED 12-31-00         YEAR ENDED 12-31-01
                             SHARES        AMOUNT       SHARES         AMOUNT
Shares sold                 744,370   $13,227,216    5,398,455    $56,971,452
Distributions reinvested  1,406,946    15,171,557      383,527      3,707,355
Repurchased                (631,982)  (11,142,581)  (2,861,752)   (30,667,167)
NET INCREASE              1,519,334   $17,256,192    2,920,230    $30,011,640


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $53,136,803 and $27,293,155, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $70,852,532. Gross unrealized appreciation and depreciation of investments aggregated $5,964,165 and $12,804,225, respectively, resulting in net unrealized depreciation of $6,840,060. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $149, a decrease in undistributed net investment income of $86 and a decrease in capital paid-in of $63. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income in the financial highlights excludes these adjustments.



Report of Ernst & Young LLP, Independent Auditors

To the contract owners and trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock V.A. Relative Value Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock V.A. Relative Value Fund of the John Hancock Declaration Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 8, 2002



Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended December 31, 2001.

The Fund has designated distributions to shareholders of $788,355 as a long-term capital gain dividend. These amounts were reported on the 2001 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 8.17% of the dividends qualify for the corporate dividends-received deduction.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1998        30
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1998        30
Chairman, President, and Chief Executive Officer,
Brookline Bancorp. (lending) (since 1972); Trustee,
Northeastern University (education); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1998        30
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1998        30
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1998        30
Senior Vice President and Chief Economist, The
Conference Board (non-profit economic and
business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company
(since 1992) and DBS Holdings (Singapore) (banking
and financial services) (since 1999); Director, National
Bureau of Economic Research (academic) (since
1989); Director, Baxter International (medical health
care) (since 2001).

William F. Glavin, Born: 1932                                                       1998        30
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1998        36
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1998        36
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John W. Pratt 1, Born: 1931                                                         1998        30
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock Subsidiaries,
LLC, Hancock Natural Resource Group, Independence
Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock
Funds, Chairman, Director and President, Insurance
Agency, Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co.
(until 1999); Senior Vice President, Connecticut Mutual
Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1998
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1998
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1998
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL REPORT


[LOGO] John Hancock

[Rings]

World Wide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the John Hancock V.A. Relative Value Fund.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8290A     12/01
           2/02






ANNUAL
REPORT

John Hancock

V.A. Strategic Income Fund

A series of John Hancock Declaration Trust

12.31.01


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo at bottom left center of page. A tag line below reads "JOHN HANCOCK FUNDS."]



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INSURANCE PRODUCTS ISSUER
John Hancock Life Insurance
Company, John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not licensed in New York

FUND DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet
www.jhancock.com

By regular mail
John Hancock Signature Services, Inc.
529 Main Street
Charlestown, Massachusetts 02129

Customer service representatives
1-800-225-5291

24-hour automated information
1-800-338-8080



WELCOME

[A photo of Maureen R. Ford, Chairman and CEO, flush right next to first paragraph.]

Dear Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss, thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy will rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


Table of contents

Managers' Report
page 4

A Look at Performance
page 5

Growth of $10,000
page 5

Financial Statements
page 6



BY FREDERICK L. CAVANAUGH, JR., MANAGEMENT TEAM LEADER, AND
ARTHUR N. CALAVRITINOS, CFA, AND DANIEL S. JANIS, III, PORTFOLIO MANAGERS

John Hancock V.A. Strategic Income Fund

MANAGERS'
REPORT

[A photo of Frederick Cavanaugh, Team leader, flush right next to first paragraph.]

On December 14, 2001, John Hancock V.A. High Yield Bond Fund was merged into John Hancock V.A. Strategic Income Fund.

A slowing economy, falling interest rates and the tragic events of September 11 had a decidedly mixed effect on U.S. Treasury securities, high-yield corporate bonds and foreign government bonds during the 12-month period ended December 31, 2001. U.S. Treasury securities enjoyed substantial gains throughout most of the period, fueled by a dramatic series of 11 interest-rate cuts intended to revive an ailing economy. As interest rates declined, bond yields dropped and bond prices, which move in the opposite direction from their yields, generally moved higher. But after a nearly year-long ascent, Treasuries lost some ground in November and December when investors began to harbor hopes for a 2002 rebound, despite a steady drumbeat of mostly negative economic news and the official pronouncement that the economy had been in recession since March 2001.

High-yield corporate bonds spent much of the year underperforming most other bonds, struggling against weak economic conditions, rising defaults among high-yield issuers and a general lack of demand. But in November and December, hopes for a 2002 economic recovery drove high-yield bonds to very strong returns. (An improving economy often serves to improve the health -- and credit ratings -- of low-quality issuers.) When all was said and done, high-yield bonds ended up posting small gains for the year.

As typically is the case, foreign bond markets were mixed. Many emerging-market bonds posted very strong gains. The catalyst for their strong performance was a growing recognition by global investors that these countries were in much better fundamental shape than they had been in some time, characterized by declining debt levels, improving trade numbers and better economic growth. High-quality European and Canadian bonds also posted decent gains.

FUND PERFORMANCE

For the 12 months ended December 31, 2001, John Hancock V.A. Strategic Income Fund had a total return of 4.58%, at net asset value. This compared with the 5.76% return of the average variable annuity general bond fund, which has a greater emphasis on investment-grade bonds.

OPPORTUNISTIC APPROACH BENEFITS PERFORMANCE

Our relatively large weighting in dollar-denominated emerging-market bonds helped performance. Despite ongoing problems in Argentina, other Latin American countries -- including Mexico, Brazil, Chile, Colombia and Panama -- continued to enjoy improving economic and fiscal conditions, helping to attract yield-hungry investors. Our holdings in Russian government bonds also benefited from similar trends.

[Table at bottom right hand column entitled "Top five industry groups." The first listing is Foreign governments 33%, the second is U.S.
government 30%, the third Media 5%, the fourth Telecommunications 4% and the fifth Oil & gas 3%. A note below the table reads "As a percentage of net assets on 12-31-01."]

HIGH-YIELD WINNERS AND LOSERS

Against a stubbornly weak investment backdrop, some of our high-yield corporate holdings performed well. TeleCorp PCS and Tritel PCS were boosted when they were taken over by AT&T. Colombia's Comunicacion Celular and Occidente y Caribe Cellular were buoyed by a planned merger with American Mobile. Cable company Fox Family Worldwide performed well on the announcement that the company would be taken over by Disney.

However, doubts continued to plague the telecommunications sector overall, and it was the source of some of our biggest disappointments during the period. Canada's MetroNet Communications faltered on fears that AT&T Canada would walk away from its planned acquisition of the company. McCaw International was hurt by the news that its Nextel parent wouldn't provide much-needed funding going forward. In addition, our holdings in broadband provider XO Communications were a disappointment when the company filed for bankruptcy.

EUROPE OFFERS OPPORTUNITIES

Early in the period, European bond yields were below U.S. Treasury bond yields. More recently, however, European interest rates haven't fallen nearly as quickly as U.S. rates, presenting us with the opportunity to purchase high-quality bonds at attractive yields. And given that the European economic cycle tends to mirror ours, but with a six-month or so lag, we expect that falling interest rates on that continent may likely allow these bonds to appreciate.

OUTLOOK

Our view is that the economy is at or near a bottom, although the Fed will likely continue to cut rates in order to ensure a recovery. But unless we're convinced that a vibrant economic rebound is in the cards, we're likely to hold onto our Treasury holdings, anticipating that long-term interest rates can decline. It's unlikely that high-yield corporate bonds will really take off until more investors are convinced that the economy is healthy and liquidity returns to the marketplace. Looking abroad, we see further economic weakening in Europe and, as a result, lower interest rates. We believe that emerging-market bonds can continue to perform well, although we believe that 2002 will require far more selectivity.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.


A LOOK AT
PERFORMANCE

For the period ended 12-31-01

Cumulative total returns
One year                          4.58%
Five years                       30.30%
Since inception (8-29-96)        38.70%

Average annual total returns
One year                          4.58%
Five years                        5.44%
Since inception (8-29-96)         6.32%

Yield
SEC 30-Day Yield                  6.45%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


GROWTH OF
$10,000

John Hancock V.A. Strategic Income Fund
8-29-96 -- 12-31-01

Line chart with the heading John Hancock V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Credit Bond Index and is equal to $14,967 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $13,871 as of December 31, 2001.

The chart to the left shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Credit Bond Index -- an unmanaged index that measures the performance of U.S. govern ment bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index.



FINANCIAL
STATEMENTS

Fund's Investments
Securities owned by the Fund on 12-31-01

ISSUER, DESCRIPTION,                                               INTEREST   CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
BONDS 85.16%                                                                                              $58,669,207
(Cost $62,396,101)

Advertising 0.15%                                                                                            $106,055
Go Outdoor Systems Holding S.A.,
  Sr Sub Note (France)
  07-15-09 (E)                                                       10.500%     B-              $100         106,055

Agricultural Operations 0.01%                                                                                   3,900
Iowa Select Farms L.P./
  ISF Finance, Inc.,
  Jr Sec Sub Note 12-01-06 (R)                                       10.750      Ca                 6           3,900

Automobile/Trucks 0.08%                                                                                        54,825
AM General Corp.,
  Sr Note Ser B 05-01-02                                             12.875      B                 35          34,825
J.B. Poindexter & Co., Inc.,
  Sr Note 05-15-04                                                   12.500      B                 25          20,000

Banks 0.30%                                                                                                   208,934
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-             200         208,934

Building 0.47%                                                                                                322,508
Amatek Industries Property Ltd.,
  Sr Sub Note (Australia)
  02-15-08 (Y)                                                       12.000      B                 25          22,500
Celulosa Arauco y Constitucion S.A.,
  Bond (Chile) 09-13-11 (Y)                                           7.750      BBB+             300         300,008

Business Services -- Misc. 0.06%                                                                               42,500
Sotheby's Holdings, Inc.,
  Note 02-01-09                                                       6.875      BB+               50          42,500

Chemicals 0.82%                                                                                               564,050
American Pacific Corp.,
  Sr Note 03-01-05                                                    9.250      BB-               30          30,300
Applied Extrusion Technologies, Inc.,
  Sr Note Ser B 07-01-11                                             10.750      B                 50          52,875
Equistar Chemical/Funding
  Sr Note 09-01-08                                                   10.125      BBB-             100         101,000
Huntsman ICI Chemicals LLC,
  Sr Disc Note 12-31-09                                                Zero      B-                75          19,125
  Sr Sub Note 07-01-09                                               10.125      B-               150         136,500
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R) (Y)                                     10.625      BB-              325         224,250

Consumer Products Misc. 0.03%                                                                                  17,000
Diamond Brands Operating Corp.,
  Sr Sub Note 04-15-08 (B)                                           10.125      D                100          10,000
Indesco International, Inc.,
  Sr Sub Note 04-15-08 (B)                                            9.750      Ca               100           7,000

Containers 0.49%                                                                                              337,461
Gaylord Container Corp.,
  Sr Sub Note Ser B 02-15-08                                          9.875      CCC              100          39,750
Kappa Beheer B.V.,
  Sr Sub Bond
  (Netherlands)
  07-15-09 (Y)                                                       10.625      B                 75          81,750
  Sr Sub Bond (Netherlands)
  07-15-09 (E) (R)                                                   10.625      B                150         144,911
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                                           10.875      CCC+              70          71,050

Cosmetics & Personal Care 0.01%                                                                                 7,500
Global Health Sciences, Inc.,
  Gtd Sr Note 05-01-08 (B)                                           11.000      D                 75           7,500

Electronics 0.15%                                                                                             100,500
Communications Instruments, Inc.,
  Sr Sub Note Ser B 09-15-04                                         10.000      B-               100         100,500

Energy 0.27%                                                                                                  186,740
AEI Resources, Inc./AEI
  Resources Holdings, Inc.,
  Note 12-15-05 (B) (R)                                              10.500      D                175         105,000
Great Lakes Carbon Corp.,
  Sr Sub Note 05-15-08                                                 Zero      B-                53          31,740
Port Arthur Finance Corp.,
  Gtd Sr Sec Note 01-15-09                                           12.500      BB                50          50,000

Finance 0.17%                                                                                                 119,959
Finova Group, Inc. (The)
  Note 11-15-09                                                       7.500      B2                15           6,300
PTC International Finance II S.A.,
  Sr Sub Note (Luxembourg)
  12-01-09 (E) (R)                                                   11.250      B+               125         113,659

Food 0.41%                                                                                                    280,222
Dean Foods Co.,
  Sr Note 08-01-07                                                    8.150      BB-              200         196,972
Mastellone Hermanos S.A.,
  Sr Note (Argentina)
  04-01-08 (Y)                                                       11.750      CCC              125          41,250
RAB Holdings, Inc.,
  Sr Note 05-01-08 (R)                                               13.000      Ca               120          42,000

Funeral Services & Related 0.55%                                                                              378,000
Service Corp. International
  Sr Note 03-15-20                                                    6.300      BB-              400         378,000

Government -- Foreign 32.99%                                                                               22,726,909
Australia, Government of,
  Bond (Australia) 06-15-11 #                                         5.750      AAA              600         301,735
Brazil, Federative Republic of,
  Unsub Note (Brazil)
  10-15-09 (Y)                                                       14.500      BB-            1,500       1,605,000
Bulgaria, Republic of,
  Floating Rate Bond (Bulgaria)
  07-28-12 (Y)                                                        2.813***   BB-              250         225,313
Buoni Poliennali Del Tes,
  Bond (Italy) 08-01-11 (E)                                           5.250      Aa3              975         873,081
Canada, Government of,
  Bond (Canada) 12-01-02 #                                            6.000      AA+              275         178,182
  Bond (Canada) 12-01-05 #                                            8.750      AAA            1,900       1,380,526
  Bond (Canada) 12-01-06 #                                            7.000      AAA            2,300       1,592,498
  Bond (Canada) 06-01-08 #                                            6.000      AAA              500         329,327
  Bond (Canada) 06-01-09 #                                            5.500      AAA            2,500       1,593,685
  Bond (Canada) 06-01-10 #                                            5.500      AA+            1,675       1,061,946
  Bond (Canada) 06-01-29 #                                            5.750      AA+            3,425       2,173,479
Chile, Republic of,
  Note (Chile) 01-11-12 (Y)                                           7.125      A-               600         616,782
Colombia, Republic of,
  Note (Colombia) 01-31-08 (E)                                       11.375      BB               350         326,440
  Bond (Colombia) 02-25-20 (Y)                                       11.750      BB               300         301,500
  Note (Colombia) 04-09-11 (Y)                                        9.750      BBB              751         786,935
  Note (Colombia) 01-23-12 (Y)                                       10.000      BB               100          98,750
Mexican, United States,
  Note (Mexico) 01-14-11 (Y)                                          8.375      BB+              800         830,000
  Note (Mexico) 08-15-31 (Y)                                          8.300      BB+              300         294,000
  Sr Note (Mexico) 03-12-08 (Y)                                       8.625      BB+              200         214,500
New Zealand, Government of,
  Bond (New Zealand) 11-15-11 #                                       6.000      AAA            2,525         991,547
Norway, Government of,
  Bond (Norway) 10-31-02 #                                            9.500      AAA            5,250         601,602
Panama, Republic of,
  Bond (Panama) 02-08-11 (Y)                                          9.625      BB             1,450       1,479,000
Peru, Republic of,
  Deb (Variable Rate after
  03-07-07) (Peru) 03-07-17 (Y)                                       4.000      BB-              765         544,509
Russia, Federation of,
  Unsub Note (Russia)
  06-26-07 (Y)                                                       10.000      B+               635         621,665
  Unsub Note (Russia)
  03-31-10 (Y)                                                        8.250      B+             1,845       1,593,157
  Unsub Note (Russia)
  07-24-18 (Y)                                                       11.000      B+               850         816,000
  Unsub Note (Russia)
  06-24-28 (Y)                                                       12.750      B+               600         651,000
Uruguay, Republic of,
  Note (Uruguay) 01-20-12 (Y)                                         7.625      BBB-             500         500,505
Venezuela, Republic of,
  Bond (Venezuela)
  08-15-18 (Y)                                                       13.625      B                170         144,245

Government -- U.S. 29.71%                                                                                  20,466,130
United States Treasury,
  Bond 08-15-05                                                       6.500      AAA              400         432,748
  Bond 08-15-05                                                      10.750      AAA              400         488,936
  Bond 02-15-16                                                       9.250      AAA              615         831,788
  Bond 08-15-19                                                       8.125      AAA            3,590       4,532,949
  Bond 08-15-23                                                       6.250      AAA            2,100       2,221,737
  Bond 11-15-28                                                       5.250      AAA            2,600       2,428,166
  Note 08-31-02                                                       6.250      AAA            3,870       3,981,263
  Note 08-15-04                                                       7.250      AAA              590         644,020
  Note 05-15-05                                                       6.500      AAA            1,300       1,402,778
  Note 08-15-07                                                       6.125      AAA              940       1,010,500
  Note 02-15-11                                                       5.000      AAA            1,500       1,494,375
  Note 08-15-11                                                       5.000      AAA            1,000         996,870

Insurance 0.07%                                                                                                51,500
Willis Corroon Corp.,
  Gtd Sr Sub Note 02-01-09                                            9.000      B+                50          51,500

Leisure 2.46%                                                                                               1,695,910
Ameristar Casinos, Inc.,
  Sr Sub Note 02-15-09 (R)                                           10.750      B-               200         217,000
Claridge Hotel & Casino Corp.,
  1st Mtg Note 02-01-02 (B)                                          11.750      D                 50           1,500
Fitzgeralds Gaming Corp.,
  Gtd Sr Sec Note Ser B
  12-15-04 (B)                                                       12.250      D                 50           3,500
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                                              7.875      BB-              100          92,500
Jupiters Ltd.,
  Sr Note (Australia) 03-01-06 (Y)                                    8.500      BB+              150         150,000
Majestic Investor Holdings LLC/
  Majestic Investor Capital Corp.,
  Gtd Sr Sec Note 11-30-07 (R)                                       11.653      B                300         285,000
Mandalay Resort Group,
  Sr Sub Note 02-15-10 (R)                                            9.375      BB-              100          99,375
Penn National Gaming, Inc.,
  Sr Sub Note 03-01-08 (R)                                           11.125      B-               225         240,750
Station Casinos, Inc.,
  Sr Note 02-15-08 (R)                                                8.375      BB-              200         202,750
Sun International Hotels Ltd.,
  Sr Sub Note (Bahamas)
  12-15-07 (Y)                                                        8.625      B+                55          51,975
  Sr Sub Note (Bahamas)
  08-15-11 (R) (Y)                                                    8.875      B+               110         103,950
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                9.500      B+               193         196,860
Wheeling Island Gaming, Inc.,
  Sr Note 12-15-09 (R)                                               10.125      B+                50          50,750

Machinery 0.02%                                                                                                13,750
Glasstech, Inc.,
  Sr Note Ser B 07-01-04                                             12.750      B3                25          13,750

Manufacturing 0.03%                                                                                            19,536
ICON Health & Fitness, Inc.,
  Gtd Note 09-27-05                                                  12.000      B                 22          19,536

Media 4.72%                                                                                                 3,253,905
AMFM Operating, Inc.,
  Sr Sub Deb 10-31-06                                                12.625      B-                64          67,522
Antenna TV S.A.,
  Sr Note (Greece)
  07-01-08 (E)                                                        9.750      BB-               50          37,842
Callahan Nordrhein-
  Westfalen GmbH,
  Sr Note (Germany) 07-15-11 (E)                                     14.125      B-               500         267,118
Charter Communications
  Holdings, LLC/Charter Comm.
  Holdings Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+               300         318,000
  Sr Note 05-15-11 (R)                                               10.000      B+               200         204,000
Diamond Holdings Plc,
  Bond (United Kingdom)
  02-01-08 #                                                         10.000      B-               100         102,605
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B+               200         205,000
Fox Family Worldwide, Inc.,
  Sr Disc Note, Step Coupon
  (10.25%, 11-15-02)
  11-01-07 (A)                                                         Zero      A-               400         400,000
Garden State Newspapers, Inc.,
  Sr Sub Note Ser B 10-01-09                                          8.750      B+               200         196,000
  Sr Sub Note 07-01-11                                                8.625      B+               200         194,000
Grupo Televisa S.A.,
  Note (Mexico) 09-13-11 (R) (Y)                                      8.000      BB+              300         300,000
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07 (Y)                                      12.875      B-               200         191,000
Orion Network Systems,
  Sr Note 01-15-07                                                   11.250      B                100          50,000
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                             12.500      CCC+             435         439,350
Pegasus Satellite Communications Corp.,
  Sr Disc Note, Step Coupon
  (13.50%, 03-10-04)
  03-01-07 (A)                                                         Zero      CCC+              60          34,800
Regional Independent
  Media Group Plc,
  Sr Disc Note, Step Coupon
  (12.875%, 07-01-03) (United
  Kingdom) 07-01-08 (A) #                                              Zero      B-                20          23,868
  Sr Note (United Kingdom)
  07-01-08 (Y)                                                       10.500      B-                 5           5,150
Sinclair Broadcast Group
  Sr Sub Note 12-15-11 (R)                                            8.750      B                 50          50,750
Sirius Satellite Radio, Inc.,
  Sr Disc Note, Step Coupon
  (15.00%, 12-01-02)
  12-01-07 (A)                                                         Zero      CCC+             110          48,400
XM Satellite Radio, Inc.,
  Sr Sec Note 03-15-10                                               14.000      CCC+             150         118,500

Medical 0.25%                                                                                                 174,125
Select Medical Corp.,
  Sr Sub Note 06-15-09 (R)                                            9.500      B                175         174,125

Metal 0.23%                                                                                                   156,750
Doe Run Resources Corp.,
  Gtd Sr Note Ser B 03-15-03                                          9.380***   CCC-              25           4,500
  Gtd Sr Note Ser B 03-15-05                                         11.250      CCC-              10           2,000
Freeport-McMoRan Copper &
  Gold, Inc.,
  Sr Note 11-15-06                                                    7.500      CCC               75          54,750
Golden Northwest Aluminum, Inc.,
  1st Mtg Note 12-15-06                                              12.000      B-                25          15,500
Great Lakes Acquisition Corp.,
  Sr Disc Deb, Step Coupon
  (13.125%, 05-15-03)
  05-15-09 (A)                                                         Zero      B-               200          80,000

Oil & Gas 2.80%                                                                                             1,929,356
Chesapeake Energy Corp.,
  Sr Note 04-01-11 (R)                                                8.125      B+               300         292,500
Comstock Resources, Inc.,
  Sr Note 05-01-07                                                   11.250      B                175         172,813
Frontier Oil Corp.,
  Sr Note 11-15-09                                                   11.750      B                 50          53,000
Key Energy Services, Inc.,
  Sr Sub Note Ser B 01-15-09                                         14.000      B                 93         107,415
Mariner Energy, Inc.,
  Sr Sub Note Ser B 08-01-06                                         10.500      C                 10           9,250
Ocean Rig Norway A.S.,
  Sr Sec Note (Norway)
  06-01-08 (Y)                                                       10.250      CCC              255         229,500
Parker Drilling Co.,
  Sr Note 11-15-06                                                    9.750      B+               300         297,000
Pemex Project Funding Master Trust,
  Gtd Note 02-15-08 (R)                                               8.500      BB+              400         417,000
Pennzoil-Quaker State Co.,
  Note 12-01-02                                                       9.400      BB+              250         256,878
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon
  (9.875%, 02-15-03)
  02-15-08 (A)                                                         Zero      B+               100          94,000

Paper & Paper Products 1.21%                                                                                  834,208
APP China Group Ltd.,
  Sr Disc Note (Indonesia)
  03-15-10 (B) (R) (Y)                                               14.000      D                250          30,000
APP Finance (VII) Mauritius Ltd.,
  Gtd Note (Indonesia)
  04-30-03 (B) (R) (Y)                                                3.500      D                 10             800
Corporacion Durango S.A. de C.V.,
  Sr Note (Mexico) 08-01-06 (Y)                                      13.125      BB-              631         588,408
Stone Container Corp.,
  Sr Note 02-01-11 (R)                                                9.750      B                200         215,000

Real Estate Operations 0.00%                                                                                   $1,050
Signature Resorts, Inc.,
  Conv Sub Note 01-15-07 (B)                                          5.750      D                 35           1,050

Retail 0.00%
Imperial Home Decor Group, Inc,                                                                                   125
  Gtd Sr Sub Note 03-15-08                                           11.000      C                125             125

Steel 0.12%                                                                                                    80,167
Gulf States Steel, Inc. of Alabama,
  1st Mtg Bond 04-15-03 (B)                                          13.500      Caa3             100               0
LTV Corp. (The),
  Gtd Sr Sub Note 11-15-09 (B)                                       11.750      Ca                50           1,500
Metallurg Holdings, Inc.,
  Sr Disc Note, Step Coupon
  (12.75%, 07-15-03)
  07-15-08 (A)                                                         Zero      CCC+              50          19,000
Metallurg, Inc.,
  Gtd Sr Note Ser B 12-01-07                                         11.000      B-                30          25,500
NSM Steel, Inc./NSM Steel Ltd.,
  Gtd Sr Sub Mtg Note Ser B
  02-01-08 (B) (R)                                                   12.250      D                 75               0
Oregon Steel CF&I,
  Note 03-31-03 (r)                                                   9.500      B                 35          34,167

Telecommunications 2.44%                                                                                    1,678,816
American Cellular Corp.,
  Sr Sub Note 10-15-09 (R)                                            9.500      B                200         196,000
Comunicacion Celular S.A.,
  Sr Def Bond (Colombia)
  03-01-05 (R) (Y)                                                   14.125      B                100         101,000
Esprit Telecom Group Plc,
  Sr Note (United Kingdom)
  12-15-07 (B) (Y)                                                   11.500      D                100           1,300
  Sr Note (Germany)
  06-15-08 (B) #                                                     11.000      D                180             205
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06 (Y)                                      14.250      B+               300         322,500
GT Group Telecom, Inc.,
  Sr Disc Note, Step Coupon
  (13.25%, 02-01-05) (Canada)
  02-01-10 (A) (Y)                                                     Zero      B-               300          39,000
Ionica Plc,
  Sr Disc Note, Step Coupon
  (15.00%, 05-01-02)
   (United Kingdom) 05-01-07
  (A) (Y)                                                              Zero      Ca               200           1,898
McCaw International Ltd.,
  Sr Disc Note, Step Coupon
  (13.00%, 04-15-02)
  04-15-07 (A)                                                         Zero      B-               500          30,000
MetroNet Communications Corp.,
  Sr Discount Note, Step
  Coupon (10.75%, 11-01-02)
  (Canada) 11-01-07 (A) (Y)                                            Zero      BBB              200         108,000
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB               50          35,500
Nextel International, Inc.,
  Sr Note 08-01-10 (R)                                               12.750      B-               100          10,000
Occidente y Caribe Celular S.A.,
  Sr Disc Note Ser B (Colombia)
  03-15-04 (Y)                                                       14.000      B                150         147,075
ONO Finance Plc,
  Sr Sub Note (United Kingdom)
  05-01-09 (E)                                                       13.000      CCC+             100          70,341
  Sr Note (United Kingdom)
  07-15-10 (E)                                                       14.000      CCC+             250         169,175
Pronet, Inc.,
  Sr Sub Note 06-15-05                                               11.875      D                280           5,600
TeleCorp PCS, Inc.,
  Sr Sub Disc Note, Step Coupon
  (11.625%, 04-15-04)
  04-15-09 (A)                                                         Zero      B3               175         154,000
Triton PCS, Inc.,
  Sr Sub Note 02-01-11 (R)                                            9.375      CCC+             100         103,500
Versatel Telecom International NV,
  Sr Note (Netherlands)
  05-15-08 (Y)                                                       13.250      B-               100          32,000
  Sr Note Ser EU (Netherlands)
  07-15-09 (E)                                                       11.875      B-               100          32,722
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      A-               100         119,000

Telecommunications -- Services 1.67%                                                                        1,153,113
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon
  (10.625%, 11-15-02)
  11-15-07 (A)                                                         Zero      B                150         131,250
CTI Holdings S.A.,
  Sr Note, Step Coupon
  (11.25%, 04-15-03)
  (Argentina) 04-15-08 (A) (Y)                                         Zero      C                 75          12,000
Energis Plc,
  Sr Note (United Kingdom)
  06-15-09 (R) #                                                      9.500      B+               130         145,685
Jazztel Plc,
  Sr Note (United Kingdom)
  12-15-09 (E)                                                       13.250      CCC               50          17,363
Nextel Partners, Inc.,
  Sr Disc Note, Step
  Coupon (14.00%,
  02-01-04) 02-01-09 (A)                                               Zero      CCC+             405         256,163
Telewest Communications Plc,
  Sr Disc Note, Step Coupon
  (9.875%, 04-15-04)
  (United Kingdom)
  04-15-09 (A) #                                                       Zero      B                125          80,047
  Sr Note (United Kingdom)
  02-01-10 #                                                          9.875      B                100         102,605
Time Warner Telecom, Inc.,
  Sr Note 02-01-11                                                   10.125      B-               200         161,000
Time Warner Telecom LLC,
  Sr Note 07-15-08                                                    9.750      B                200         161,000
Tritel PCS, Inc.,
  Sr Sub Disc Note, Step
  Coupon (12.75%, 05-15-04)
  05-15-09 (A)                                                         Zero      B3               100          86,000

Textile 0.09%                                                                                                  64,750
Coyne International Enterprises Corp.,
  Sr Sub Note 06-01-08                                               11.250      Caa1              75          15,000
Steel Heddle Group, Inc.,
  Sr Disc Deb, Step Coupon
  (13.75%, 06-01-03)
  06-01-09 (A) (B)                                                     Zero      Caa2             200               0
Steel Heddle Manufacturing Co.,
  Gtd Sr Sub Note Ser B
  06-01-08 (B)                                                       10.625      Caa1              50               0
Tropical Sportswear International Corp.,
  Sr Sub Note Ser A 06-15-08                                         11.000      B-                50          49,750

Transportation 1.04%                                                                                          715,824
Amtran, Inc.,
  Sr Note 08-01-04                                                   10.500      CCC               50          40,000
Cenargo International Plc,
  1st Mtg Note (United Kingdom)
  06-15-08 (Y)                                                        9.750      B+                20          15,200
CHC Helicopter Corp.,
  Sr Sub Note (Canada)
  07-15-07 (E)                                                       11.750      B2               200         191,212
Fine Air Services, Corp.,
  Sr Note 06-01-08 (B)                                                9.875      D                210             262
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09 (R)                                           13.375      B-               300         288,000
Northwest Airlines Inc.,
  Gtd Note 03-15-07                                                   8.700      B+               100          83,000
Pacer International, Inc.,
  Sr Sub Note 06-01-07                                               11.750      B-                50          40,000
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note (Greece)
  12-31-07 (R) (Y)                                                   10.500      CC                23          10,150
US Airways, Inc.,
  Pass Thru Ctf Ser 1993-A3
  03-01-13                                                           10.375      B                 75          48,000

Utilities 1.34%                                                                                               920,129
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB               200         212,000
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB               200         221,000
  Deb Ser B 07-23-06                                                 13.250      BB               150         174,750
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico)
  11-15-09 (R) (Y)                                                    9.625      BB+              158         164,222
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                               8.770      A                141         148,157
Waste Disposal Service & Equip 0.00%                                                                            3,000
Waste Systems International, Inc.,
  Gtd Sr Note 01-15-06 (B)                                           11.500      C                 15           3,000

SHARES    ISSUER                                                                                                VALUE
COMMON STOCK 0.44%                                                                                           $302,506
(Cost $464,789)

Food 0.12%                                                                                                     78,200
  1,540   Kraft Foods, Inc. (Class A)                                                                          52,406
  1,046   Pathmark Stores, Inc. **                                                                             25,794

Metal 0.08%                                                                                                    55,587
128,600   TVX Gold, Inc. (Canada) (Y) **                                                                       55,587

Oil & Gas 0.14%                                                                                                98,059
  1,872   Chesapeake Energy Corp. **                                                                           12,374
 28,850   Grey Wolf, Inc. **                                                                                   85,685

Retail 0.01%                                                                                                    7,306
    660   SpinCycle, Inc. **                                                                                    7,306

Telecommunications 0.09%                                                                                       63,354
  2,000   AT&T Canada, Inc., (Canada) (Y) **                                                                   60,352
    982   GT Group Telecom, Inc. (Class B) (Canada) (Y) **                                                      1,070
  2,417   International Wireless Communications
          Holdings, Inc. **                                                                                       665
  1,333   Versatel Telecom International N.V.,
          American Depositary Receipt (ADR)
          (Netherlands) (Y) **                                                                                  1,267

Waste Disposal Service & Equip 0.00%                                                                                0
  8,715   Waste Systems International, Inc. (B) **                                                                  0

PREFERRED STOCKS AND WARRANTS 0.35%                                                                          $239,808
(Cost $680,312)

Manufacturing 0.00%                                                                                               106
    212   HF Holdings, Inc. Warrant **                                                                            106

Media 0.01%                                                                                                     5,509
     50   ONO Finance Plc, Warrant (United Kingdom) (E) (R) **                                                      9
    100   ONO Finance Plc, Warrant (United Kingdom) (R) (Y) **                                                  1,000
    150   XM Satellite Radio Holdings, Inc., Warrant (R) **                                                     4,500

Oil & Gas 0.00%                                                                                                    26
     79   Gothic Energy Corp., Warrant **                                                                          26

Paper & Paper Products 0.12%                                                                                   82,003
    250   Asia Pulp & Paper Co. Ltd., Warrant (R) **                                                                3
  4,100   Smurfit-Stone Container Corp., 7.00%, Ser A,
          Preferred Stock                                                                                      82,000

Retail 0.01%                                                                                                    6,771
 35,000   Hills Stores Co., Warrant **                                                                              0
    740   Pathmark Stores, Inc. Warrant**                                                                       6,771

Steel 0.00%                                                                                                         1
 63,309   Nakornthai Strip Mill Plc, Warrant (Thailand) (R) (Y) **                                                  1

Telecommunications 0.20%                                                                                      139,528
    250   Allegiance Telecom, Inc., Warrant **                                                                 11,250
    100   Comunicacion Celular S.A., Warrant
          (Colombia) (Y) **                                                                                         1
    100   Loral Space & Communications Ltd., Warrant **                                                             1
    218   Nextel Communications, Inc., 11.125%,
          Payment-In-Kind, Ser E, Preferred Stock                                                             106,820
  2,682   XO Communications Inc., 14%, Preferred Stock                                                         21,456

Transport 0.01%                                                                                                 5,860
  1,172   Pacific & Atlantic Holdings, Inc., 7.50%
          Preferred Stock (Greece) (Y)                                                                          5,860

Waste Disposal Service & Equip 0.00%                                                                                4
    160   Waste Systems International, Inc., 8.00%,
          Ser E, Preferred Stock (B) **                                                                             2
    225   Waste Systems International, Inc., Warrant (B) (R) **                                                     2

ISSUER, DESCRIPTION,                                                       INTEREST       PAR VALUE
MATURITY DATE                                                              RATE          (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS 11.82%                                                                              $8,147,000
(Cost $8,147,000)

Joint Repurchase Agreement 11.82%                                                                           8,147,000
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. --
  Dated 12-31-01, due 01-02-02 (Secured
  by U.S. Treasury Bonds, 9.875% due
  11-15-15, 8.750% due 05-15-17,
  3.375% due 04-15-32, U.S.
  Treasury Notes 5.625% due
  12-31-02, 6.250% due 02-15-03,
  and 3.375% due 01-15-07)                                                  1.70%          $8,147           8,147,000

TOTAL INVESTMENTS 97.77%                                                                                  $67,358,521

OTHER ASSETS AND LIABILITIES, NET 2.23%                                                                    $1,535,877

TOTAL NET ASSETS 100.00%                                                                                  $68,894,398

  * Credit Ratings are unaudited and rated by Moody's Investor Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on December 31, 2001.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under Federal
    Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a foreign country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,126,316 or 7.44% of the fund's net assets as of December 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is
    U. S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By- Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:

                                                         VALUE AS A
                        ACQUISITION     ACQUISITION     % OF FUND'S        VALUE AT
ISSUER, DESCRIPTION            DATE            COST      NET ASSETS        12-31-01
-----------------------------------------------------------------------------------
Oregon Steel CF&I          05-14-98          34,696            0.05          34,167

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.


PORTFOLIO CONCENTRATION

                                                      VALUE
                                                AS A PERCENTAGE
COUNTRY DIVERSIFICATION                       OF FUND'S NET ASSETS
Argentina                                             0.08%
Australia                                             0.69
Bahamas                                               0.23
Brazil                                                2.65
Bulgaria                                              0.33
Canada                                               12.77
Chile                                                 1.33
Colombia                                              2.56
France                                                0.15
Germany                                               0.39
Greece                                                0.08
Indonesia                                             0.04
Italy                                                 1.27
Luxembourg                                            0.16
Mexico                                                4.22
Netherlands                                           0.42
New Zealand                                           1.44
Norway                                                1.21
Panama                                                2.15
Peru                                                  0.79
Russia                                                5.34
Thailand                                              0.00
United Kingdom                                        1.07
United States                                        57.46
Uruguay                                               0.73
Venezuela                                             0.21

Total investments                                    97.77%

                                                     VALUE
                                                AS A PERCENTAGE
QUALITY DISTRIBUTION                          OF FUND'S NET ASSETS

AAA                                                  39.57%
AA                                                    6.22
A                                                     1.86
BBB                                                   2.96
BB                                                   14.16
B                                                    17.43
CCC                                                   2.58
CC                                                    0.10
C                                                     0.04
D                                                     0.24

Total bonds                                          85.16%

See notes to financial statements.




Statement of Assets and Liabilities
12-31-01

ASSETS
Investments at value (cost $63,541,202)        $59,211,521
Joint repurchase agreements (cost $8,147,000)    8,147,000
Cash                                               229,271
Foreign currency at value (cost $10,188)            10,093
Receivable for forward foreign currency
  exchange contracts                                 5,283
Dividends and interest receivable                1,383,289
Other assets                                         1,863

Total assets                                    68,988,320

LIABILITIES
Dividends payable                                   40,126
Payable for forward currency exchange contracts      5,093
Payable to affiliates                               34,494
Other payables and accrued expenses                 14,209

Total liabilities                                   93,922

NET ASSETS
Capital paid-in                                 76,006,244
Accumulated net realized loss on investments
  and foreign currency transactions             (2,125,070)
Net unrealized depreciation of investments and
  translation of assets and liabilities in
  foreign currencies                            (4,332,679)
Distributions in excess of net investment
  income                                          (654,097)

Net assets                                     $68,894,398

NET ASSET VALUE PER SHARE
(Based on 7,969,629 shares of beneficial
  interest outstanding -- unlimited number
  of shares authorized with no par value)            $8.64

See notes to financial statements.



Statement of Operations
For the year ended 12-31-01

INVESTMENT INCOME
Interest                                        $3,905,400
Dividends (net of foreign withholding
  taxes of $31)                                     17,827

Total investment income                          3,923,227

EXPENSES
Investment management fee                          298,966
Custodian fee                                       30,743
Accounting and legal services fee                   10,237
Auditing fee                                         9,000
Trustee's fee                                        2,027
Organization                                         1,413
Miscellaneous                                        1,394
Printing                                               557
Legal fee                                              547
Registration and filing fee                             69

Total expenses                                     354,953

Net investment income                            3,568,274

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                     (1,344,235)
Foreign currency transactions                       (9,948)
Change in unrealized appreciation
  (depreciation) on Investments                     35,671
Translation of assets and liabilities in
  foreign currencies                                29,086

Net realized and unrealized loss                (1,289,426)

Increase in net assets from operations          $2,278,848

See notes to financial statements.



Statement of Changes in Net Assets
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                           $2,451,388       $3,568,274
Net realized loss                                 (700,276)      (1,354,183)
Change in net unrealized appreciation
  (depreciation)                                (1,322,235)          64,757

Increase in net assets resulting from
  operations                                       428,877        2,278,848

Distributions to shareholders
From net investment income                      (2,359,734)      (3,986,158)
From net realized gain                            (350,215)              --
Tax return of capital                              (91,654)              --
                                                (2,801,603)      (3,986,158)

From fund share transactions                    14,562,542       36,129,909

NET ASSETS
Beginning of period                             22,281,983       34,471,799

End of period 1                                $34,471,799      $68,894,398

1 Includes distributions in excess of net investment income of $126,198 and $654,097, respectively.

See notes to financial statements.



Financial Highlights
                                                      12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.30      $10.47      $10.10       $9.77       $8.97
Net investment income 2                                   0.91        0.85        0.80        0.83        0.65
Net realized and unrealized gain (loss) on
  investments                                             0.26       (0.35)      (0.33)      (0.71)      (0.26)
Total from investment operations                          1.17        0.50        0.47        0.12        0.39
Less distributions:
From net investment income                               (0.91)      (0.85)      (0.80)      (0.83)      (0.72)
From net realized gain                                   (0.09)      (0.02)         --       (0.09)         --
                                                         (1.00)      (0.87)      (0.80)      (0.92)      (0.72)
Net asset value, end of period                          $10.47      $10.10       $9.77       $8.97       $8.64
Total return 3 (%)                                       11.77 4      4.92 4      4.82 4      1.40        4.58

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6         $15         $22         $34         $69
Ratio of expenses to average net assets %                 0.85        0.85        0.85        0.76        0.71
Ratio of adjusted expenses to average net assets 5 %      1.37        0.93        0.87          --          --
Ratio of net investment income to average net assets %    8.77        8.19        8.06        8.91        7.16
Portfolio turnover %                                       110          92          53 6        53         101 6

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, and began amortizing premiums on debt securities.
  The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.07, decrease net realized and unrealized losses per share by $0.07, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 8.00%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Excludes merger activity.

See notes to financial statements.




NOTES TO
FINANCIAL STATEMENTS

NOTE A
Organization

John Hancock V.A. Strategic Income Fund (the "Fund") is a diversified series of John Hancock Declaration Trust, (the "Trust") an open-end investment management company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of five different series at December 31, 2001. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Fund held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Fund in proportion to the voting instructions received.

The investment objective of the Fund is to seek a high level of current income. The Fund has one class of shares with equal rights as to voting, redemption, dividends and liquidation.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expenses

Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of December 31, 2001.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts at December 31, 2001:

                   PRINCIPAL
                   AMOUNT                        UNREALIZED
                   COVERED BY    EXPIRATION    APPRECIATION
CURRENCY           CONTRACT      MONTH        (DEPRECIATION)
-----------------------------------------------------------
BUYS
Pound Sterling      234,000      FEB 02              ($446)
Pound Sterling      106,000      MAR 02             (2,564)
Pound Sterling      243,000      APR 02             (2,083)
                                                   ($5,093)

SELLS
Euro                702,000      JAN 02             $1,124
Euro                 96,000      FEB 02              1,257
Euro                 70,000      APR 02                441
Pound Sterling       65,000      JAN 02                124
Pound Sterling      138,648      FEB 02              1,990
Pound Sterling       10,000      APR 02                347
                                                    $5,283

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

For federal income tax purposes, at December 31, 2001, the Fund has $3,403,688 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows:
December 31, 2006 -- $4,130, December 31, 2007 -- $136,493, December 31,
2008 -- $1,506,009, December 31, 2009 -- $1,757,056.

Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses of $224,972 attributable to security transactions occurring after October 31, 2001 are treated as arising on the first day (January 1, 2002) of the Fund's next taxable year.

Availability on $4,130 and $1,050,232 of capital loss carryforwards which were acquired by the Fund from the mergers of the V.A. World Bond Fund on March 26, 1999 and the V.A. High Yield Bond Fund on December 14, 2001, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates

NOTE B
Management fee and
transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the management fee, to 0.25% of the Fund's average daily net assets, at least until April 30, 2002. There was no expense reduction for the year ended December 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                             YEAR ENDED 12-31-00         YEAR ENDED 12-31-01
                             SHARES       AMOUNT       SHARES         AMOUNT
Shares sold               1,598,355  $14,978,386    4,745,566    $41,571,562
Distributions reinvested    302,236    2,801,603      454,719      3,986,158
Issued in reorganization         --           --      402,919      3,482,022
Repurchased                (339,848)  (3,217,447)  (1,475,346)   (12,909,833)
NET INCREASE              1,560,743  $14,562,542    4,127,858    $36,129,909

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $75,925,994 and $43,378,844, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $71,875,037. Gross unrealized appreciation and depreciation of investments aggregated $1,577,402 and $6,093,918, respectively, resulting in net unrealized depreciation of $4,516,516. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $258,132, a decrease in distributions in excess of net investment income of $120,423 and a decrease in capital paid-in of $378,555. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to differences in the treatment of foreign currency gains and losses under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $230,438 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation on investments, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $417,884, increase unrealized depreciation on investments by $47,891 and decrease net realized loss on investments by $465,775. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G

On December 5, 2001, the shareholders of John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund") approved a plan of reorganization between V.A. High Yield Bond Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the V.A. High Yield Bond Fund to the Fund in exchange solely for shares of beneficial interest in the Fund. The acquisition was accounted for as a tax-free exchange of 402,919 shares of the Fund for the net assets of V.A. High Yield Bond Fund, which amounted to $3,482,022, including $2,437,674 of unrealized depreciation of investments, after the close of business on December 14, 2001.



Report of Ernst & Young LLP, Independent Auditors

To the contract owners and trustees of
John Hancock Declaration Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock V.A. Strategic Income Fund (the "Fund"), one of the portfolios constituting John Hancock Declaration Trust, including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock V.A. Strategic Income Fund of the John Hancock Declaration Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 8, 2002



Tax Information
UNAUDITED

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended December 31, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 0.57% of the dividends qualify for the corporate dividends-received deduction.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1996        30
Professor of Law, Emeritus, Boston University School of
Law (as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1996        30
Chairman, President, and Chief Executive Officer,
Brookline Bancorp. (lending) (since 1972); Trustee,
Northeastern University (education); Chairman and
Director, Lumber Insurance Co. (insurance) (until
2000); Chairman and Director, Northeast Retirement
Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1996        30
Vice President, Senior Banker and Senior Credit Officer,
Citibank, N.A. (retired 1991); Executive Vice President,
Citadel Group Representatives, Inc.; Director, Hudson
City Bancorp; Trustee, Scholarship Fund for Inner City
Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1996        30
President, Farrell, Healer & Co., Inc. (venture capital
management firm) (since 1980) and General Partner of
the Venture Capital Fund of NE (since 1980); prior to
1980, headed the venture capital group at Bank of
Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1996        30
Senior Vice President and Chief Economist, The
Conference Board (non-profit economic and
business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company
(since 1992) and DBS Holdings (Singapore) (banking
and financial services) (since 1999); Director, National
Bureau of Economic Research (academic) (since
1989); Director, Baxter International (medical health
care) (since 2001).

William F. Glavin, Born: 1932                                                       1996        30
President Emeritus, Babson College (as of 1998);
Vice Chairman, Xerox Corporation (until 1989);
Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1996        36
President and Chief Executive Officer, Institute for
Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International
(health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit
research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1996        36
Executive Director, Council for International Exchange
of Scholars (since 1998), Vice President, Institute of
International Education (since January 1998); Senior
Fellow, Cornell Institute of Public Affairs, Cornell
University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (electric utility).

John W. Pratt 1, Born: 1931                                                         1996        30
Professor of Business Administration Emeritus,
Harvard University Graduate School of Business
Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life
Insurance Company; Director, John Hancock Subsidiaries,
LLC, Hancock Natural Resource Group, Independence
Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive
Officer, John Hancock Financial Services, Inc.,
John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer,
the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock
Funds, Chairman, Director and President, Insurance
Agency, Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co.
(until 1999); Senior Vice President, Connecticut Mutual
Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director,
SAMCorp., Executive Vice President and Chief Investment
Officer, Barring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1996
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1996
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant
Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1996
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds,
John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




JOHN HANCOCK FUNDS

DECLARATION TRUST

ANNUAL REPORT


[LOGO] John Hancock

[Rings]

World Wide Sponsor


John Hancock Funds, LLC
MEMBER NASD

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
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Private Managed Accounts
Retirement Plans

This report is for the information of the shareholders of the John Hancock V.A. Strategic Income Fund.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

8230A     12/01
           2/02






  Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

  These reports may be used as sales literature when preceded or accompanied by the funds' current prospectus, which details charges, investment objectives and operating policies.

  John Hancock Variable Products are issued by John Hancock Life Insurance Company or its subsidiary, John Hancock Variable Life Insurance Company,* Boston, MA 02117 and are distributed by John Hancock Funds, LLC, 101 Huntington Avenue, Boston, MA 02199-7603, or Signator Investors, Inc., 200 Clarendon Street, John Hancock Place, Boston, MA 02117.

* Not licensed in New York.

                                                          DEC0A  12/01